UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
SCHEDULE 14A INFORMATION
Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934
(Amendment No.__)
Filed by the Registrant x
Filed by a Party other than the Registrant o
Check the appropriate box:
o Preliminary Proxy Statement
o Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
x Definitive Proxy Statement
o Definitive Additional Materials
o Soliciting Material Pursuant to §240.14a-12
PETMED EXPRESS, INC.
(Name of Registrant as Specified In Its Charter)
(Name of Person(s) Filing Proxy Statement, if other than the Registrant)
Payment of Filing Fee (Check all boxes that apply):

x	No fee required.
o	Fee paid previously with preliminary materials.
o	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11.

PETMED EXPRESS, INC.
NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
TO BE HELD AT 11:00 A.M. EASTERN TIME ON JANUARY 21, 2026

We cordially invite you to attend the 2025 Annual Meeting of Shareholders (the “Annual Meeting”) of PetMed Express, Inc., a Florida corporation (the “Company”), which will be a completely virtual meeting conducted via live webcast on Wednesday, January 21, 2026 at 11:00 a.m., Eastern Time. You will be able to attend the Annual Meeting by first registering at http://web.viewproxy.com/petmeds/2025. After you have registered, you will receive a meeting invitation by e-mail with your unique join link along with a password prior to the meeting date. Shareholders will be able to listen, vote and submit questions during the virtual meeting. As always, we encourage you to vote your shares prior to the Annual Meeting.

Date:	Time:	Location (virtual):
January 21, 2026	11:00 a.m. Eastern Time	http://web.viewproxy.com/petmeds/2025
The purposes of the meeting are:

1.To elect the five persons named in the accompanying proxy statement as our Board of Directors’ nominees to serve on our Board until our 2026 annual meeting of shareholders and until their successors are duly elected and qualified or until their earlier death, resignation, or removal;
2.To conduct an advisory vote to approve named executive officer compensation;
3.To ratify the appointment of Baker Tilly US, LLP as the independent registered public accounting firm for the Company to serve for the 2026 fiscal year; and
4.To transact any other business as may properly come before the meeting or any adjournments or postponements thereof.
These items are described in the accompanying Proxy Statement.
Our Board of Directors has fixed the close of business on December 5, 2025 as the record date for the Annual Meeting (the “Record Date”). Only shareholders of record as of the close of business on December 5, 2025 are entitled to notice of and to vote at the Annual Meeting, or any adjournments or postponements of the Annual Meeting.

We would like to extend a personal invitation for you to join us virtually at our Annual Meeting. Your vote is important to us and to our business. We ask that you please cast your vote, as soon as possible. We encourage you to sign and return your proxy card via mail or vote via the internet prior to the meeting, so that your shares will be represented and voted at the meeting even if you attend the virtual Annual Meeting. For additional instructions on voting by telephone or the internet, please refer to your proxy card. Returning the proxy does not deprive you of your right to attend the virtual Annual Meeting and to vote your shares at the virtual Annual Meeting.

This Notice of Annual Meeting, and the accompanying Proxy Statement, form of proxy card, and our Annual Report on Form 10-K for the fiscal year ended March 31, 2025 are first being distributed and made available on the internet to shareholders entitled to vote at the Annual Meeting on or about December 10, 2025.

By Order of the Board of Directors, /S/ LESLIE C.G. CAMPBELL LESLIE C.G. CAMPBELL Interim Chief Executive Officer and President, and Executive Chair of the Board of Directors
Delray Beach, Florida
December 10, 2025
Important Notice Regarding the Availability of Proxy Materials for the virtual Annual Meeting to be Held on January 21, 2026: The Proxy Statement, along with our Annual Report on Form 10-K for the year ended March 31, 2025, is available at: http://web.viewproxy.com/petmeds/2025.

PETMED EXPRESS, INC.
420 South Congress Avenue
Delray Beach, FL 33445
PROXY STATEMENT
This Proxy Statement contains information relating to the solicitation of proxies by the Board of Directors (“Board of Directors” or "Board”) of PetMed Express, Inc. (the "Company,” "PetMed Express, Inc.,” "we,” "us,” "our”) for use at our 2025 Annual Meeting of Shareholders, including any adjournment or postponement thereof ("Annual Meeting”). You will be able to virtually attend the Annual Meeting on Wednesday, January 21, 2026, at 11:00 a.m., Eastern Time by first registering at http://web.viewproxy.com/petmeds/2025 by January 19, 2026 at 11:59 p.m Eastern Time. You will receive a meeting invitation by e-mail with your unique join link along with a password prior to the meeting date where you will be able to listen to the meeting live, submit questions and vote online. Further information about how to attend the virtual Annual Meeting online, vote your shares online during the virtual Annual Meeting and submit questions during the virtual Annual Meeting is included in this Proxy Statement. Our Board of Directors has fixed the close of business on December 5, 2025 as the record date for the Annual Meeting (the “Record Date”). This Proxy Statement and our Annual Report on Form 10-K for the fiscal year ended March 31, 2025 are first being mailed on or about December 10, 2025 to all shareholders entitled to vote at the Annual Meeting.
The information provided in the “question and answer” format below is for your convenience only and is merely a summary of the information contained in this Proxy Statement. You should read this entire Proxy Statement carefully. Information contained on, or that can be accessed through, our websites is not incorporated by reference into this Proxy Statement and references to our website addresses and the virtual meeting website address in this Proxy Statement are inactive textual references only.
QUESTIONS AND ANSWERS ABOUT THE PROXY MATERIALS, ANNUAL MEETING, AND VOTING

What are proxy materials?

The accompanying proxy is delivered and solicited on behalf of the Board of Directors of the Company, in connection with the Annual Meeting to be held on January 21, 2026, at 11:00 a.m. Eastern Time, via live video webcast in a virtual meeting format at http://web.viewproxy.com/petmeds/2025. As a shareholder, you are invited to attend the Annual Meeting and are requested to vote on the items of business described in this Proxy Statement. This Proxy Statement includes information that we are required to provide to you under Securities and Exchange Commission (“SEC”) rules and is designed to assist you in voting your shares. The proxy materials include this Proxy Statement for the Annual Meeting, our Annual Report on Form 10-K for the year ended March 31, 2025 (“2025 Annual Report on Form 10-K”), and the proxy card or a voting instruction form for the Annual Meeting.

Why are we holding a virtual Annual Meeting?
Our Annual Meeting will be held solely in a virtual format, which will be conducted via a live video webcast and online shareholder tools. We are using the virtual format to facilitate shareholder attendance and participation by enabling shareholders to attend and participate from any location, at no cost. However, you will bear any costs associated with your internet access, such as usage charges from internet access providers and telephone companies. A virtual Annual Meeting makes it possible for more shareholders (regardless of size, resources or physical location) to have direct access to information more quickly, while saving the Company and our shareholders time and money. We also believe that the online tools we have selected will increase shareholder communication. For example, the virtual format allows shareholders to communicate with us in advance of, and during, the Annual Meeting so they can ask questions of our Board of Directors or management. During the live Q&A session of the Annual Meeting, we may answer questions as they come in and address those asked in advance, to the extent relevant to the business of the Annual Meeting and as time permits.
How do I attend the Annual Meeting virtually?

To virtually attend and participate in the Annual Meeting online, you will need to first register at http://web.viewproxy.com/petmeds/2025 by January 19, 2026 at 11:59 p.m. Eastern Time by using the virtual control number included on your proxy card. After you register, you will receive a meeting invitation by e-mail with your unique join link along with a password prior to the meeting date. The Annual Meeting webcast will begin promptly at 11:00 a.m.. Eastern Time. We encourage you to access the meeting prior to the start time. Please be sure to check-in online by 10:45 a.m. Eastern Time on January 21, 2026 (15 minutes prior to the start of the meeting is recommended) and you should allow sufficient time for the check-in procedures. If you encounter any difficulties accessing the virtual meeting during the check-in or course of the Annual Meeting, please call the technical support number at 866-612-8937 (which technical support number will also be posted on the Annual Meeting website log-in page) or email technical support at virtualmeeting@viewproxy.com.

How do I vote at the Annual Meeting virtually?

Both shareholders of record and street name shareholders will be able to attend the Annual Meeting via live video webcast, submit their questions during the meeting and vote their shares electronically at the Annual Meeting. During the Annual Meeting we will pause to allow time for shareholders to vote or change their vote after the proposals are read for a minimum of five minutes in order to provide shareholders with adequate time to cast their vote. We will announce in the meeting that the polls will be closing in one minute prior thereto to provide shareholders with fair warning to vote or change their vote.

If you are a registered holder, your virtual control number will be on your proxy card.

If you hold your shares beneficially through a bank or broker, you must provide a legal proxy from your bank or broker during registration and you will be assigned a virtual control number in order to vote your shares during the Annual Meeting. If you are unable to obtain a legal proxy to vote your shares, you will still be able to attend the Annual Meeting (but will not be able to vote your shares) so long as you demonstrate proof of stock ownership. Instructions on how to connect and participate via the internet, including how to demonstrate proof of stock ownership, are posted at http://web.viewproxy.com/petmeds/2025. On the day of the Annual Meeting, you may only vote during the meeting by e-mailing a copy of your legal proxy to virtualmeeting@viewproxy.com in advance of the meeting.
What am I voting on?

1.The election as directors of the five persons named in this Proxy Statement as our Board of Directors’ nominees to serve on our Board until our 2026 annual meeting of shareholders and until their successors are duly elected and qualified or until their earlier death, resignation, or removal (Peter Batushansky, Leslie C.G. Campbell, James LaCamp, Justin Mennen, and Leah A. Solivan).
2.The approval of named executive officer compensation (an advisory non-binding vote).
3.The ratification of the appointment of Baker Tilly US, LLP as our independent registered public accounting firm for the 2026 fiscal year.
4.Any other business as may properly come before the Annual Meeting or any adjournments or postponements thereof.

All director nominees are current Board members who were elected by shareholders at the 2024 Annual Meeting, except for Mr. Batushansky, who was appointed by the Board of Directors as a director effective on April 9, 2025 and Mr. LaCamp, who was appointed by the Board of Directors as a director effective on October 19, 2025. Other than the matters set forth in this Proxy Statement and matters incident to the conduct of the Annual Meeting, the Company does not know of any business or proposals to be considered at the Annual Meeting. If any other business is proposed and properly presented at the Annual Meeting, the proxies received from our shareholders give the proxy holders the authority to vote on such matter in their discretion to the extent authorized by Rule 14a-4(c) of the Securities Exchange Act of 1934, as amended (“Exchange Act”)..
What is a proxy?

It is your legal designation of another person to vote the stock you own. That other person is called a proxy. If you designate someone as your proxy in a written document, that document also is called a proxy or a proxy card. We have designated Leslie C.G. Campbell, our Interim Chief Executive Officer and President, and Robert Lawsky, our Corporate Secretary and General Counsel, as proxies for the Annual Meeting.

Why did I receive this Proxy Statement?
Our Board of Directors is soliciting your proxy to vote your shares at the Annual Meeting because you were a shareholder of record at the close of business on December 5, 2025, the Record Date, and are entitled to vote at the Annual Meeting. The Company has made this Proxy Statement and the 2025 Annual Report on Form 10-K, along with a proxy card, available to you on the internet, and has sent printed versions to you by mail beginning on, or about, December 10, 2025. This Proxy Statement summarizes the information you need to know to vote at the Annual Meeting. You do not need to attend the virtual Annual Meeting to vote your shares.

How will my proxy vote my shares?

Your proxy will vote according to your instructions. If you complete your proxy instructions but do not indicate your vote on one or all of the business matters, your proxy, or his or her duly authorized substitutes, will vote "FOR” each of the nominees in item 1, "FOR” item 2, and “FOR” item 3. Also, your proxy, or his or her duly authorized substitutes, is authorized to vote or otherwise act upon, on any other business that properly comes before the Annual Meeting or any adjournment or postponement thereof in accordance with the recommendation of our Board of Directors to the extent authorized by Rule 14a-4(c) of the Exchange Act.
How can I get electronic access to the proxy materials?
The proxy card will provide you with instructions regarding how to:
•view the Company’s proxy materials for the Annual Meeting on the internet; and
•instruct the Company to send future proxy materials to you electronically by email.
The Company’s proxy materials are also available on the Company’s website at: https://investors.petmeds.com/financials/annual-reports/default.aspx. Choosing to receive future proxy materials by email will save the Company the cost of printing and mailing documents to you and will help reduce any negative impact of the Company’s annual meetings of shareholders on the environment. If you choose to receive future proxy materials by email, you will receive an email message next year with instructions containing a link to those materials and a link to the proxy voting website. Your election to receive proxy materials by email will remain in effect until you terminate it. If you did not receive an email, you can reach out to the following email address to make this change, addresschange@continentalstock.com.
What is the difference between holding shares as a shareholder of record and as a beneficial owner?

If your shares are registered directly in your name with our transfer agent, Continental Stock Transfer & Trust Company, you are considered, with respect to those shares, the "shareholder of record.” The Proxy Statement, 2025 Annual Report on Form 10-K, and proxy card have been sent directly to you by us. If your shares are held in a stock brokerage account by a bank or other nominee, you are considered the "beneficial owner” of shares held in "street name.” The Proxy Statement and 2025 Annual Report on Form 10-K or a notice for electronic access of these materials have been forwarded to you by your broker, bank, or other nominee who is considered, with respect to those shares, the shareholder of record. As the beneficial owner, you have the right to direct your broker, bank, or other nominee on how to vote your shares by using the voting instruction card included in the mailing or by following their instructions for voting.
How do I vote?
If your shares are held in street name, through a broker, bank, or other nominee, that institution will send you separate instructions describing the procedure for voting your shares. Shareholders of record can vote as follows:
•By Mail: If you, as a shareholder, requested printed copies of the proxy materials by mail, you should sign, date, and return their proxy card(s) in the pre-addressed, postage-paid envelope that is provided.
•By Telephone or Internet: Shareholders may vote by proxy over the telephone at 1-(866) 804-9616, or internet at www.AALvote.com/PETS, 24 hours a day, seven days a week, until 11:59 p.m. Eastern Time on January 20, 2026. Street name holders, however, may vote by telephone or internet only if their bank or broker makes those methods available, in which case the bank or broker will enclose the instructions with the proxy materials. The telephone and internet voting procedures are designed to authenticate shareholders’ identities, to allow shareholders to vote their shares, and to confirm that their instructions have been properly recorded.
•At the Meeting: If you are a shareholder on the Record Date with shares registered directly in your name and attend the virtual Annual Meeting, you may vote your shares at the virtual Annual Meeting by visiting www.AALvote.com/PETS, even if you have previously returned a proxy card. If you are a beneficial owner of shares held in street name on the Record Date and wish to vote your shares at the Annual Meeting, you may only vote during the meeting by emailing a copy of your legal proxy to virtualmeeting@viewproxy.com.
Who is entitled to vote at the Annual Meeting and how many votes do they have?

Holders of our common stock and convertible preferred stock as of the close of business on December 5, 2025, the Record Date, are entitled to vote at the Annual Meeting and any adjournment or postponement thereof. Each issued and outstanding share of our common stock is entitled to one vote. Each issued and outstanding share of our convertible preferred stock is entitled to one vote. As of the Record Date, 21,369,521 shares of our common stock were issued and outstanding, and 2,500 shares of our convertible preferred stock were issued and outstanding, and entitled to vote at the Annual Meeting. However, if you have shares held through a brokerage firm, bank, or other custodian, you may revoke your instructions only by informing the custodian in accordance with any procedures it has established.
What is a quorum of shareholders?

A quorum is necessary for our shareholders to conduct business at the Annual Meeting. A quorum exists if shareholders holding at least a majority of the voting power of the shares of our common stock and convertible preferred stock (voting together as a single class) entitled to vote are present at the virtual Annual Meeting or represented by proxy. If you vote or return a proxy card, your shares will be considered part of the quorum.
What vote is required for approval of the proposals?
Assuming a quorum is established:
•In an uncontested director election, as is occurring this year, directors must be elected by the affirmative vote of a majority of the votes cast at the Annual Meeting. Only votes cast "FOR” or "AGAINST” will affect the outcome of this proposal. Failure to receive the affirmative vote of a majority of the votes cast will trigger certain post-election resignation procedures (described below on page 17). (In the case of any contested director election, directors are elected by a plurality of the votes cast.)
•The advisory vote to approve named executive officer compensation requires the affirmative vote of a majority of the votes cast at the Annual Meeting. The vote is advisory and therefore not binding on our Board; however, the Board and the Compensation and Human Capital Committee of the Board will consider the result of the vote when making future decisions regarding our named executive officer compensation policies and practices.
•The ratification of the appointment of our independent registered public accounting firm requires the affirmative vote of a majority of the votes cast at the Annual Meeting.
How does the Board recommend I vote on the proposals?
The Board recommends that you vote:
•FOR each of the Board nominees for director set forth on page 11;
•FOR the approval of named executive officer compensation set forth on page 35;
•FOR the ratification of the appointment of our independent registered public accounting firm set forth on page 8.

May I change or revoke my vote after I return my proxy card?
Yes, you may change your vote at any time before your shares are voted at the Annual Meeting by:
•Notifying our Corporate Secretary, in writing at PetMed Express, Inc., 420 South Congress Avenue, Delray Beach, FL 33445 that you are revoking your proxy;
•Executing and delivering a later dated proxy card; or
•Attending and voting at the virtual Annual Meeting (although attendance at the Annual Meeting will not, by itself, revoke a proxy).
Who will count the votes and where can I find the voting results of the Annual Meeting?
A representative of Alliance Advisors LLC, a company contracted by us to assist the Company in the tabulation of proxies, will tabulate the votes, and a Company representative will act as inspector of election. The preliminary voting results will be announced at the Annual Meeting. The final voting results will be tallied by the inspector of election and will be published in a Current Report on Form 8-K that will be filed with the SEC within 4 business days following the Annual Meeting.
How are abstentions and broker non-votes counted?
Abstentions are considered shares present at the Annual Meeting in person or by proxy and will be counted for purposes of determining whether a quorum is present. Broker non-votes refer to the Company’s shares held in street name by a brokerage firm or nominee organization (such as Cede & Co.) under circumstances where the beneficial owner has not instructed the broker or nominee as to how the shares should be voted. Broker non-votes are considered present by proxy for purposes of determining whether a quorum is present at the meeting.
If your shares are held in street name, the broker or nominee organization in whose name your shares are held is permitted to vote your shares on matters deemed "routine” at the Annual Meeting, even if you have not provided specific direction on how your shares should be voted. Under Florida law, abstentions and broker non-votes are not treated as votes "cast” and thus have no effect on the proposals at the Annual Meeting.

The only routine matter to be presented at the Annual Meeting is Item 3 (Ratification of the Appointment of Independent Registered Public Accounting Firm). If the broker firm or nominee organization that holds your shares does not receive instructions from you on how to vote your shares on a non-routine matter, the organization that holds your shares will inform us that it does not have the authority to vote on this matter with respect to your shares. This is generally referred to as a "broker non-vote.” Accordingly, if your broker firm or nominee institution does not receive instructions from you on how to vote your shares, your shares will not be voted on any matter other than Item 3 and then only to the extent that your broker firm or nominee institution chooses to exercise its discretionary authority with respect to Item 3.
Where can I find a list of shareholders entitled to vote as of the Record Date at the Annual Meeting?

A list of registered shareholders entitled to vote at the Annual Meeting will be available for examination by any shareholder for any purpose germane to the Annual Meeting during the Annual Meeting upon request via the chat function during the duration of the virtual Annual Meeting, and for ten days prior to the Annual Meeting, during normal business hours, at the Company’s principal place of business at 420 South Congress Avenue, Delray Beach, FL 33445.
How may I communicate with the Company’s Board, a committee of the Board or the non-management directors on the Company’s Board?

You may contact any of our directors by writing to them c/o Corporate Secretary, PetMed Express, Inc., 420 South Congress Avenue, Delray Beach, FL 33445. Each communication should specify the applicable director or directors to be contacted as well as the general topic of the communication. Concerns about accounting or auditing matters or communications intended for non-management directors should be sent to the attention of the Chair of the Audit Committee at the address above. The Corporate Secretary will forward all such correspondence received by the Corporate Secretary and specifically addressed to the Board or a particular Board member directly to all of our then-serving independent directors (if the communication is addressed to the Board generally) or to the specific Board members to which the correspondence is addressed. This procedure was approved by our independent directors.
When are shareholder proposals, including director nominations, due for the 2026 annual meeting of shareholders?
Pursuant to Rule 14a-8 under the Exchange Act shareholders may present proper proposals for inclusion in the Company’s 2026 proxy statement and for consideration at the 2026 annual meeting of shareholders by submitting their proposals to the Company, not less than 120 calendar days prior to the anniversary date of our Proxy Statement distributed to our shareholder in connection with our Annual Meeting. Therefore, proposals that shareholders wish to be included in next year’s proxy statement for the annual meeting of shareholders to be held in 2026 must be received at the Company’s principal place of business at 420 South Congress Avenue, Delray Beach, FL 33445, addressed to the Corporate Secretary’s attention, no later than the close of business on August 12, 2026.
Pursuant to our Third Amended and Restated Bylaws ("Bylaws”), a shareholder, or group of up to 20 shareholders, that has owned continuously for at least three years shares of the Company’s stock representing an aggregate of at least 3% of our outstanding shares, may nominate and include in the Company’s proxy materials director nominees constituting up to the greater of 2 or 20% of the Company’s Board, provided that the shareholder(s) and nominee(s) satisfy the requirements in the Company’s Bylaws. Notice of proxy access director nominees must be received not less than 120 days nor more than 150 days prior to the anniversary date of our Proxy Statement distributed to our shareholders in connection with our Annual Meeting. Therefore, notice of such nominees must be received at the Company’s principal place of business at 420 South Congress Avenue, Delray Beach, FL 33445, addressed to the Corporate Secretary’s attention, no earlier than the close of business on July 13, 2026 and no later than the close of business on August 12, 2026.

Pursuant to our Bylaws, the Company must receive advance notice of any shareholder proposal, including a shareholder’s proposed nomination of any director candidates for the Board, to be submitted at the 2026 annual meeting of shareholders. We must receive such notice not later than the close of business on the 90th day, nor earlier than the close of business on the 120th day, in advance of the anniversary of the previous year’s annual meeting if such meeting is to be held on a day which is not more than 30 days in advance of the anniversary of the previous year’s annual meeting or not later than 60 days after the anniversary of the previous year’s annual meeting. Therefore, notice of such proposals must be received at the Company’s principal place of business at 420 South Congress Avenue, Delray Beach, FL 33445, addressed to the Corporate Secretary’s attention, no earlier than the close of business on September 23, 2026 and no later than the close of business on October 23, 2026. Our Bylaws set forth the information that is required in a written notice of a shareholder proposal or the proposed nomination of any director candidates. Further, to comply with the SEC’s universal proxy rules and our current Bylaws, if a shareholder intends to solicit proxies in support of director nominees submitted under these advance notice provisions, then we must receive proper written notice that sets forth all information required by Rule 14a-19 under the Exchange Act no later than the close of business on November 22, 2026.
Who is soliciting my proxy and who pays the cost?
The Company and its Board of Directors are soliciting your proxy. Our directors, officers, and regular employees may solicit proxies by email, social media, telephone, other electronic means, mail, and personal contact. They will not receive any additional compensation for these activities. Additionally, we entered into an agreement with Okapi Partners LLC for advisory and solicitation services in connection with this solicitation, for which Okapi Partners will receive an estimated fee of $17,500, together with reimbursement for its reasonable out-of-pocket expenses, and will be indemnified against certain liabilities and expenses, including certain liabilities under the federal securities laws. Okapi Partners will solicit proxies from individuals, brokers, banks and other institutional holders. The Company will also reimburse brokerage firms, banks, and other custodians for their reasonable out-of-pocket expenses for forwarding these proxy materials to you. Alliance Advisors LLC is a company contracted by us to assist the Company in the tabulation of proxies and we may also use their proxy solicitation services for the Annual Meeting, if needed. The Company will bear all fees and costs for its proxy solicitation.

Can different shareholders sharing the same address receive only one annual report on Form 10-K and proxy statement?
Yes. The SEC permits companies and intermediaries, such as a brokerage firm or a bank, to satisfy the delivery requirements for annual reports and proxy statements with respect to two or more security holders sharing the same address by delivering only one annual report and proxy statement to that address. This process which is commonly referred to as "householding” can effectively reduce our printing and postage costs. Under householding, each shareholder would continue to receive a separate proxy card or voting instruction card. Certain of our shareholders whose shares are held in street name and who have consented to householding will receive only one set of our Annual Meeting materials per household this year. If your household received a single set of our Annual Meeting materials this year, you may request to receive additional copies of these materials by calling or writing your broker, bank, or other nominee. If you own your shares in street name, you can request householding by calling or writing your broker, bank, or other nominee.
ITEM 1 - ELECTION OF DIRECTORS
The Board of Directors unanimously recommends a vote "FOR” the election of the following nominees for director:
Peter Batushansky, Leslie C.G. Campbell, James LaCamp, Justin Mennen, and Leah A. Solivan.
The Company’s Bylaws provide that the Board of Directors of the Company shall consist of not less than three or more than eleven individuals. Our Board of Directors, upon the recommendation of the Corporate Governance and Nominating Committee, has nominated the five persons listed under "Nominees for Directors of PetMed Express, Inc.” for election as directors. Each of the nominees for director was elected by our shareholders at the annual meeting of shareholders in 2024 except for Mr. Batushansky, who was appointed as a director by the Board effective on April 9, 2025, and Mr. LaCamp, who was appointed as a director by the Board effective October 19, 2025. Dr. Gian M. Fulgoni, a current member of our Board since 2002, has elected to retire from the Board following the Annual Meeting. Contingent upon the election of the current slate of director nominees, the Board approved to reduce the size of the Board from six to five persons effective upon the close of the Annual Meeting.

Each of the nominated directors has agreed to serve if elected. If elected, the directors will serve until the next annual meeting of shareholders or until his or her successor has been elected and qualified, or until his or her earlier death, resignation, or removal. However, if for some reason one or more of them is unable to accept nomination, or election, the Board may decrease the size of the Board, leave a vacancy unfilled or may designate a substitute nominee(s), and the proxies will be voted for the election of any such substitute nominee(s) designated by our Board of Directors. If any substitute nominees are designated, we will file an amended proxy statement that, as applicable, identifies each substitute nominee, discloses that such nominee has consented to being named in the amended proxy statement and to serve as directors if elected, and includes certain biographical and other information about such nominee required by the applicable rules of the SEC. As of the date of this Proxy Statement, the Company has no reason to believe that any of the Board’s nominees named herein will be unable to serve as a director if elected. Biographical information for each nominee for director is presented below under "Nominees for Directors of PetMed Express, Inc.”
The Board of Directors and the Corporate Governance and Nominating Committee believe that each of the director nominees possesses important experience and skills that provide the Board of Directors with an optimal balance of leadership, competencies, qualifications, and diversity of backgrounds and experience in areas that are important to the Company, and that each of the director nominees has high ethical standards, acts with integrity and exercises careful, mature judgment. Each director nominee is committed to employing his or her skills and abilities to aid the long-term interests of our shareholders. In addition, our director nominees are knowledgeable and experienced in one or more business, governmental, or academic endeavors, which further qualifies them for service as members of the Board of Directors.

ITEM 2 - ADVISORY VOTE TO APPROVE NAMED EXECUTIVE OFFICER COMPENSATION
The Board of Directors unanimously recommends a vote "FOR” the approval of the named executive officer compensation described in this Proxy Statement.
In accordance with the requirements of Regulation 14A of the Exchange Act and the related rules of the SEC, we are asking our shareholders to approve, on a non-binding advisory basis, the compensation of the Company’s named executive officers, as disclosed in this Proxy Statement in accordance with the compensation disclosure rules of the SEC (a "say-on-pay” vote). This vote is advisory, which means that the vote on named executive officer compensation is not binding on the Company, the Company’s Board of Directors or the Compensation and Human Capital Committee of the Board of Directors. However, the Compensation and Human Capital Committee and the Board value the opinions expressed by shareholders in their votes on this proposal and will consider the outcome of the vote when making future compensation decisions regarding named executive officers. The vote on this resolution is not intended to address any specific element of compensation, but rather relates to the overall compensation of the Company’s named executive officers, as described in this Proxy Statement in accordance with the compensation disclosure rules of the SEC. We currently conduct annual shareholder advisory votes on named executive officer compensation. At our 2024 annual meeting of shareholders, our named executive officer compensation program was approved, on an advisory basis, by 92% of the votes cast. Our Compensation and Human Capital Committee believes that this level of approval is indicative of our shareholders’ general support of our compensation philosophy and goals. We encourage shareholders to read the Compensation Discussion and Analysis, the Fiscal Year 2025 Summary Compensation Table and the other related tables and disclosure, beginning on page 35 of this Proxy Statement, which describe the details of our named executive officer compensation program and the decisions made by the Compensation and Human Capital Committee.
Accordingly, we ask the Company’s shareholders to vote on the following resolution at the Annual Meeting: "RESOLVED, that the Company’s shareholders approve, on an advisory basis, the compensation of the named executive officers, as disclosed in the Company’s Proxy Statement for the 2025 Annual Meeting pursuant to the compensation disclosure rules of the SEC, including the Compensation Discussion and Analysis, the Fiscal Year 2025 Summary Compensation Table and the other related tables and narrative disclosure.”

ITEM 3 - RATIFICATION OF THE APPOINTMENT OF INDEPENDENT
REGISTERED PUBLIC ACCOUNTING FIRM
The Board of Directors unanimously recommends a vote "FOR” the ratification of the appointment of Baker Tilly US, LLP as the Company’s independent registered public accounting firm for the fiscal year ending March 31, 2026.

The Audit Committee of our Board of Directors has approved and appointed Baker Tilly US, LLP to audit our fiscal year 2026 consolidated financial statements.
The Audit Committee Charter does not require that our shareholders ratify the selection of Baker Tilly US, LLP as our independent registered public accounting firm. We are recommending shareholder ratification because we believe it is a matter of good corporate governance practice. If our shareholders do not ratify the selection, our Audit Committee may reconsider whether to retain Baker Tilly US, LLP, but still may retain that firm. Even if the selection is ratified, the Audit Committee, in its discretion, may change the appointment at any time during the year if it determines that such a change would be in our or our shareholders’ best interests.

Representatives of Baker Tilly US, LLP are expected to be present at the virtual Annual Meeting, will have an opportunity to make a statement, if they desire to do so, and will be available to respond to appropriate questions.

CHANGE IN AUDITORS

On December 8, 2025, the Audit Committee selected Baker Tilly US, LLP to serve as our independent registered public accounting firm for the fiscal year ending March 31, 2026 and the related interim periods commencing October 1, 2025, and on the same date notified RSM US LLP (“RSM”) of its dismissal as our independent registered public accounting firm effective as of the completion of RSM’s interim review of the quarterly information on Form 10-Q for the three-month periods ended June 30, 2025, and September 30, 2025.

RSM’s reports on our consolidated financial statements for each of the fiscal years ended March 31, 2025 and March 31, 2024 did not contain any adverse opinion or a disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope, or accounting principles.

During each of the fiscal years ended March 31, 2025 and March 31, 2024, and the subsequent interim periods through the date of dismissal (if any), there were no “disagreements,” as that term is defined in Item 304(a)(1)(iv) of Regulation S-K, between us and RSM on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of RSM, would have caused RSM to make reference to the subject matter of the disagreement in its reports on our consolidated financial statements for such years.

There were no “reportable events”, as that term is defined in Item 304(a)(1)(v) of Regulation S-K, during either of the fiscal years ended March 31, 2025 or March 31, 2024, and the subsequent interim periods through the date of dismissal (if any), except as follows:

(i) In its Form 10-K filed on June 14, 2024, the Company identified material weaknesses in its internal controls over financial reporting relating to:

• Information technology general controls (“ITGCs”) in the areas of user access, change management and service organizations over information technology systems that support the Company’s financial reporting processes.
•Errors in (1) the appropriate application of US GAAP relating to the Company’s sales tax liability and (2) the misapplication of Internal Revenue Code 162(m), which limits the deductibility of executive compensation in the Company’s consolidated financial statements.
•A material error in the PetCareRx purchase accounting related to the valuation of deferred tax assets and goodwill, which resulted in a restatement of the Company’s unaudited condensed consolidated financial statements included in its Quarterly Reports on Form 10-Q for the quarters ended June 30, 2023 and September 30, 2023.

The foregoing errors resulted in a restatement of the Company’s audited consolidated financial statements as of and for the years ended March 31, 2023, 2022 and 2021, as well as its unaudited condensed consolidated quarterly financial information for the quarterly periods within the fiscal years ended March 31, 2023 and 2022, to reflect the correction of the misstatements relating to sales tax accruals and other immaterial adjustments, and to make corresponding disclosures. The Company also restated its unaudited condensed consolidated financial statements as of and for the three months ended June 30, 2023 and 2022, and as of and for the three and six months ended September 30, 2023 and 2022, in each case to reflect the correction of the misstatements relating to sales tax accruals and the valuation of deferred tax assets associated with the Company’s acquisition of PetCareRx in April 2023.

(ii) In its Form 10-K filed on October 10, 2025 (the “2025 10-K”), the Company identified additional material weaknesses in internal controls over financial reporting based on the results of the Company’s Audit Committee investigation that was conducted during June 2025 through August 2025 and described in the 2025 10-K. Specifically, the Company determined that it did not have an effective control environment, risk assessment process, information and communication process, and monitoring activities. The Company determined that the aggregation of issues identified within each of the following areas resulted in the conclusion that a material weakness existed with respect to the “tone at the top” and effectiveness of governance within the Company:

•The Company failed to establish a tone at the top that fostered a culture of commitment to the principles set forth in the Company’s Code of Business Conduct and Ethics.
•The Company did not have effective information communication and monitoring controls, including a robust whistleblower process, relating to the timely identification and communication of issues among financial reporting personnel, management, the Board of Directors, and the independent registered public accounting firm to enable appropriate analysis, financial reporting, and disclosure of such transactions.

•The Company lacked effective controls and procedures that facilitated effective internal communication of alleged violations of the Code of Conduct.
•The Company lacked an effective and continuous risk assessment process and related controls to properly monitor, identify and analyze risks, including related risks of financial misstatement due to error and / or fraud, including management override of controls.
•The Company lacked effective controls and procedures regarding the update of key accounting policies.
•The former Audit Committee chair did not promptly report whistleblower complaints to the Company’s external auditors, RSM US LLP.

As disclosed in the 2025 Form 10-K, the above-described tone at the top material weakness contributed to an additional material weakness related to (i) certain the control activities within the revenue recognition business process, resulting in certain AutoShip revenue being recorded prior to the time at which all of the revenue recognition criteria were met, and (ii) the design and maintenance of effective controls over the complete, accurate and timely recording of cooperative advertising and vendor reimbursements, which resulted in a restatement in the consolidated financial statements for the years ended March 31, 2024, and 2023, as well as the interim periods within fiscal years ended March 31, 2025, 2024, and 2023.

Additionally, in fiscal 2025, errors were identified in the calculation of the Company’s income tax provision, specifically related to management review control over the income tax provision, and a deficiency was identified in the operating effectiveness of controls over management’s identification of triggering events and evaluation of impairment related to long-lived assets. These corrections were made prior to the issuance of the audited financials for the year ending March 31, 2025.

Although the Company has expended and committed significant resources relating to, and has taken significant steps to implement, the remediation of the above-described material weaknesses, these material weaknesses have not been fully remediated as of the date of this Current Report on Form 8-K.

The Audit Committee has discussed the reportable events described above with RSM, and the Company has authorized RSM to respond fully to the inquiries of Baker Tilly concerning these reportable events.

We previously disclosed the change in our independent registered public accounting firm in our Current Report on Form 8-K filed with the SEC on December 9, 2025. A copy of RSM’s related letter, dated December 9, 2025, was filed as Exhibit 16.1 to such Current Report on Form 8-K.

During each of the fiscal years ended March 31, 2025 and March 31, 2024, neither we nor anyone acting on our behalf consulted with Baker Tilly regarding (i) the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on our consolidated financial statements, and neither a written report, nor oral advice, was provided to us that Baker Tilly concluded was an important factor considered by us in reaching a decision as to any accounting, auditing, or financial reporting issue; (ii) any matter that was the subject of a disagreement within the meaning of Item 304(a)(1)(iv) of Regulation S-K; or (iii) any reportable event within the meaning of Item 304(a)(1)(v) of Regulation S-K.

DIRECTOR QUALIFICATIONS
There are certain minimum qualifications for Board membership that director candidates should possess, including strong values and discipline, high ethical standards, a commitment to full participation on the Board and its committees, and relevant experience. The Corporate Governance and Nominating Committee and the full Board of Directors implement and assess the effectiveness of these guidelines by referring to the Corporate Governance and Nominating Committee Charter (the “Charter”) in the review and discussion of Board candidates when assessing the composition of the Board. On an annual basis, the Corporate Governance and Nominating Committee reviews its own performance, leads the Board in its annual review of the Board's performance, and reviews the Board structure to determine whether there is a need for an addition or other changes to the Board. Annually, and in fiscal 2025, the Corporate Governance and Nominating Committee reviewed the Company’s Board attributes matrix, in order to identify the current Board’s attributes and determine additional desirable skills to consider adding to the Board. As part of its authority and responsibilities as specified in its Charter, the Corporate Governance and Nominating Committee seeks individuals qualified to become Board members for recommendation to the Board, including evaluating persons suggested by shareholders or others.
Criteria contemplated when considering the need for Board recruitment or refreshment includes, but is not limited to, the current composition of the Board, the range of talents, experiences, contributions, diversity of backgrounds and experience, and skills that would best serve the Company’s strategy and complement those already represented on the Board, the balance of management and independent directors, and the need for financial or other specialized expertise. The assessment of candidates includes these criteria, along with a consideration of the nominee's judgment, experience, independence, possible conflicts of interest, understanding of the Company's or other related industries, a willingness and ability to devote adequate time to our Board’s duties, and such other factors as the Corporate Governance and Nominating Committee concludes are pertinent in light of the current needs of the Board. The Corporate Governance and Nominating Committee then conducts appropriate inquiries into the backgrounds and qualifications of possible nominees in an effort to determine each proposed nominee's qualifications for service on the Board.

Our Board of Directors believes that its composition appropriately reflects the knowledge, experience, skills, diversity of backgrounds and experience, and other characteristics required to fulfill its duties.
Skills, Experience and Qualifications of Director Nominees
The Corporate Governance and Nominating Committee and the Board believe that the qualifications and attributes set forth in this Proxy Statement for the nominees support the conclusion that these individuals are qualified to serve as directors of the Company and collectively bring a balance of relevant skills, professional experience, and diversity of backgrounds allowing them to effectively oversee the Company’s business.

Board Qualifications of Director Nominees (as of December 10, 2025)

Animal Health/Welfare	■ ■ ☐ ☐ ☐
Retail/Ecommerce	■ ■ ■ ■ ■
Technology	■ ■ ■ ■ ■
Cybersecurity	■ ☐ ☐ ☐ ☐
CEO/CFO/President/COO	■ ■ ■ ☐ ☐
Marketing/Media	■ ■ ■ ■ ☐
Operations/Management:	■ ■ ■ ■ ■
Public Boards	■ ■ ☐ ☐ ☐
Risk Management	■ ■ ■ ☐ ☐
Strategy/M&A:	■ ■ ■ ■ ■
Supply Chain:	■ ■ ☐ ☐ ■
NOMINEES FOR DIRECTORS OF PETMED EXPRESS, INC.
The biographies of each of the director nominees, below, support the conclusion that these individuals are dedicated, ethical, highly regarded, and qualified to serve as directors of the Company. They collectively possess a variety of skills, professional experience, and other qualifications and background allowing them to effectively oversee the Company’s business, and if elected, would constitute a balanced and multi-disciplinary Board composed of qualified individuals. The biographies each contain information regarding the person’s service as a director, business, educational, and other professional experience, director positions held currently or at any time during the last five years, information regarding involvement in certain legal or administrative proceedings, if applicable, during the last ten years or beyond if material, and the experiences, qualifications, attributes or skills that caused the Board to determine that the person should serve as a director for the Company. The Company believes that the backgrounds and qualifications of the director nominees considered as a group should provide diverse business and professional capabilities, along with the experience, knowledge and other abilities that will allow the Board to fulfill its responsibilities.

PETER BATUSHANSKY, Independent Director

Age:	42
Director Since:	2025
Director Status:	Independent Director
Committees:	Audit(F), Corporate Governance and Nominating, and Compensation and Human Capital
Current Public Boards:	None
(C): Chair (F): Financial Expert

Mr. Batushansky has served as a member of our Board of Directors, and as a member of our Audit, and Corporate Governance and Nominating committees since April 9, 2025, and as a member of our Compensation and Human Capital Committee since July 31, 2025. Mr. Batushansky served from July 2025 to August 11, 2025 as Chair of our Compensation and Human Capital Committee, and from August 11, 2025 to October 30, 2025 as Chair of our Audit Committee.

Mr. Batushansky is an experienced investor, operator, and entrepreneur with a strong track record in e-commerce, healthcare, and technology-enabled service businesses. His most recent role was as a senior investment professional at L2 Capital Partners, where he led sourcing, execution, and portfolio company support in the consumer sector.

Mr. Batushansky currently serves on the board of several L2 Capital portfolio companies including Elevated Brands Group, the parent company of RugsDirect.com, a leading online retailer of area rugs and home décor, and Lightopia.com, a fast-growing digital retailer of lighting fixtures. He also serves on the board of Full Spectrum Franchise Consulting, the parent company of iFranchise, the market-leading franchise consulting firm; TopFireMedia, a digital marketing agency specializing in franchise development; and FranDevCo, a leading franchise sales outsourcing company.

Prior to L2 Capital, Mr. Batushansky led the acquisition of Allivet as an independent sponsor and joined the company as chief executive officer to guide its transition from founder-led to professionally managed. During his tenure as chief executive officer from 2017 to 2021 and as a board member from 2021 to 2024, Allivet’s revenue more than tripled organically, establishing it as one of the leading online pharmacies for pet health products in the United States. He also led the development of Allivet’s white label pharmacy service offering and secured strategic partnerships with several of the country’s largest national retailers.

Previously from 2010 to 2016, Mr. Batushansky was the chief executive officer of WebEyeCare, where he helped grow the company from a startup into a nationally recognized online retailer of contact lenses and eyeglasses. In 2014, WebEyeCare was ranked #360 on the Inc. 500 list of the fastest-growing private companies in America.

Earlier in his career, Mr. Batushansky was an Associate at Milestone Partners, a lower middle-market private equity firm, and a Senior Analyst at Roark Capital Group, a leading private equity firm focused on franchising and multi-location consumer businesses. He also worked as a consultant in Deloitte’s Strategy & Operations practice and began his career in General Electric’s Financial Management Program.

Mr. Batushansky holds a B.A. from Temple University, and is a member of the Young Presidents’ Organization (YPO), Miami Chapter.

Mr. Batushansky’s extensive experience as an investor, operator, and entrepreneur in e-commerce, healthcare, and technology-enabled service businesses enables him to make significant contributions to the Board’s decision-making processes. He also brings experience in the pet industry, providing valuable sector-specific expertise. His private equity and board involvement across multiple digital retail and service businesses further allows him to contribute important perspective in areas such as strategy, operations, consumer engagement, and corporate development.

LESLIE C.G. CAMPBELL, Interim Chief Executive Officer and President, Executive Chair of the Board of Directors

Age:	67
Director Since:	2018
Director Status:	Interim Chief Executive Officer and Executive Chair of the Board of Directors
Committees:	None
Current Public Boards:	None
(C): Chair (F): Financial Expert

Ms. Campbell has served as a member of the Board since July 2018 and as Chair of the Board since January 2024. Since August 2025 she has also served as our Interim Chief Executive Officer and President. In her capacity as Interim Chief Executive Officer and President, Ms. Campbell will serve as, and perform the functions of, the principal executive officer of the Company on an interim basis. Ms. Campbell will continue to chair the Board, now as the Executive Chair of the Board, and Justin Mennen has been appointed to serve as Lead Independent Director of the Board.

Ms. Campbell previously served as a member of the Compensation and Human Capital Committee of the Board from July 2018 to August 2025 and as Chair of the Compensation and Human Capital Committee from August 2023 to July 2025. Ms. Campbell served as a member of the Audit Committee and the Corporate Governance and Nominating Committee from July 2018 to May 2024, as Chair of the Corporate Governance and Nominating Committee from July 2018 to August 2023, and as Chair of the Audit Committee from July 2025 to August 2025.

Ms. Campbell is an experienced public board director and former international executive with multi-disciplinary expertise and a history of global corporate leadership. She previously served as the Chief Procurement Officer for Reed Elsevier, Inc., a FTSE 100 provider of professional information solutions in the science, medical, legal, risk, and business sectors, from 2007 to 2012. From 1998 to 2007, Ms. Campbell held a number of senior positions at Dell, Inc., including as the Vice President of Worldwide Procurement, and previously as the Vice President and General Manager, Global Segment EMEA. Ms. Campbell held a number of positions at Oracle Corporation from1990 to 1998. From 1982 to1990, she held a number of positions at KPMG Peat Marwick LLP, a member firm of KPMG International, and was licensed as a Certified Public Accountant.

Ms. Campbell holds a B.A. in Business Administration from the University of Washington.

Ms. Campbell serves on the Board of Directors, and chairs the Audit Committee of privately held PointClickCare, a market leading healthcare software company based in Toronto, Canada. From 2013 to 2019, she was a member of the board of directors of Bideawee, Inc., one of America’s first no-kill animal rescues, and served there as vice chairman and a member of the executive committee, as well as on the Finance, Audit and Compensation committees. In 2023 she rejoined the board of directors of Bideawee, Inc. and currently serves as Secretary and a member of the Executive Committee. Previously, Ms. Campbell served on the boards of LiveVox Holdings, Inc. NASDAQ:LVOX (Audit Committee Chair); Shapeways Holdings Inc. NASDAQ:SHPW (Chairman of the Board, Compensation and Human Capital Committee Chair); and Coupa Software (NASDAQ:COUP (Nominating and Corporate Governance Committee Chair).

A frequent and sought-after speaker and panelist on corporate governance matters, Ms. Campbell was named to Women Inc. Magazine’s list of Most Influential Corporate Board Directors, BoardProspects 2025 100 Exceptional Women Leaders in the Boardroom, and is NACD Director Certified®. She is particularly recognized for strategic planning, for her international and technology experience, for demonstrating deep customer and product understanding, for her supply chain expertise, and for creating high performance, cross-cultural teams that deliver measurable results. Ms. Campbell’s extensive and high-level executive operating experience as well as her board experience with other private and public corporations, enables her to make very significant contributions to the Board’s decision-making processes, especially in strategy, corporate governance, operational, financial, technology and supply chain matters.

JAMES LACAMP, Independent Director, Chair of the Audit Committee

Age:	42
Director Since:	2025
Director Status:	Independent Director
Committees:	Audit(C)(F), Compensation and Human Capital
Current Public Boards:	None
(C): Chair (F): Financial Expert

Mr. LaCamp has served as a member of our Board of Directors since October 19, 2025, a member of our Audit and Compensation and Human Capital committees since October 19, 2025, and Chair of our Audit Committee since October 30, 2025. Mr. LaCamp currently serves as the Chief Financial Officer of Skydio, Inc. a position he has held since September 2024. Skydio is one of the nation’s leading autonomous drone providers, and Mr. LaCamp is responsible for all aspects of the company’s financial operations, including accounting, information technology, security, treasury, tax, and data & analytics. Prior to joining Skydio, from June 2022 until June 2024, Mr. LaCamp was the Chief Financial Officer of Flock Safety, a safety technology provider. Before Flock Safety, Mr. LaCamp held multiple finance leadership roles at Coupa Software, a business spend management provider, from December 2018 until June 2022, most recently serving as its Senior Vice President Finance. He also held multiple leadership roles at Deloitte & Touche LLP from 2006 to 2018, most recently serving as a Partner and U.S. Technology Industry - Software Leader of Deloitte & Touche LLP. Mr. LaCamp served on the board of directors of Performant Healthcare Technologies (formerly NASDAQ: PHLT), a healthcare technology provider, and was chair of the audit committee and a member of the compensation and nominating and governance committees from November 2019 until the company’s acquisition by Machinify on October 21, 2025.

Mr. LaCamp holds a B.S.C. in Accounting from Santa Clara University and an M.B.A. from the Wharton School of Business at the University of Pennsylvania. He is also a licensed Certified Public Accountant in California and Washington.

The Board believes that Mr. LaCamp’s background and expertise will contribute significantly to the Company’s financial governance and oversight. Mr. LaCamp has approximately 20 years of experience in finance, accounting, and audit, including serving in a senior leadership role at a large public accounting firm, where he was responsible for managing audits of a broad range of entities, including early-stage companies and Fortune 50 technology corporations. Additionally, Mr. LaCamp has held key financial executive positions, including Chief Financial Officer, at multiple technology companies, where he was responsible for financial management, strategic financial planning, and operational oversight.

JUSTIN MENNEN, Lead Independent Director, Chair of the Corporate Governance and Nominating Committee

Age:	44
Director Since:	2024
Director Status:	Lead Independent Director
Committees:	Audit, and Corporate Governance and Nominating(C)
Current Public Boards:	None
C): Chair (F): Financial Expert

Mr. Mennen has served as our Lead Independent Director since August 11, 2025, a member of our Board of Directors since June 2024, a member of our Audit Committee and Corporate Governance and Nominating Committee since June 2024, and Chair of our Corporate Governance and Nominating Committee since August 11, 2025. With over two decades of experience, Mr. Mennen has led technology organizations across various industries globally. He has an extensive background as a chief digital, technology, and information officer, leveraging technology to create competitive business advantages, drive transformation, and enhance customer experiences.

Mr. Mennen, serves as the chief information and technology officer for Shake Shack (NYSE:SHAK), since January, 2025. Shake Shack is a leader in the restaurant industry, serving elevated versions of American classics using only the best ingredients. Previously, he served as an executive officer of Rite Aid Corporation (at the time NYSE:RAD), a leading drug store chain, from January 2019 to July 2023. As the executive vice-president and chief digital and technology officer, Mr. Mennen was responsible for all aspects of the company’s technology and information operations, digital and e-commerce business.

Before Rite Aid, Mr. Mennen led technology organizations across several industries, as the chief digital and information officer of CompuCom Systems, from September 2016 until December 2018, the vice president of enterprise architecture and technology innovation for Estée Lauder Companies (NYSE: EL) from September 2014 until August 2016, and at Dell Technologies (NYSE: DELL) from November 2009 to August 2014, ultimately serving as the regional chief information officer for Asia Pacific and Japan, based in Malaysia.

Mr. Mennen holds a Bachelor of Science degree in Business Administration from the University of Kansas. Since 2018, Mr. Mennen sits on the University of Kansas Business School advisory board for Business Analytics and Information Systems.

Mr. Mennen brings a unique and highly valuable perspective to the Board at the intersection of digital innovation, cybersecurity, and e-commerce. His expertise in digital P&L ownership and leadership of complex business and technology transformations make him a key voice in shaping strategic direction, overseeing digital risk, and guiding growth initiatives. His experience enables the Board to better anticipate emerging trends, modernize operations, and drive sustained value creation.

LEAH A. SOLIVAN, Independent Director, Chair of the Compensation and Human Capital Committee

Age:	45
Director Since:	2024
Director Status:	Independent Director
Committees:	Compensation and Human Capital(C), and Corporate Governance and Nominating
Current Public Boards:	None
(C): Chair (F): Financial Expert

Ms. Solivan has served as a member of our Board of Directors since June 2024, a member of the Compensation and Human Capital and Corporate Governance and Nominating committees since June 2024, and Chair of the Compensation and Human Capital Committee since August 11, 2025. Ms. Solivan is currently a Managing Director at Fuel Capital L.P., a seed stage venture capital firm investing in consumer, software as a service (SaaS) and infrastructure companies, where she manages three high performing funds, with over seven unicorn companies across the portfolio. Ms. Solivan has served at Fuel Capital since July 2017.

Ms. Solivan began her career as a software engineer at IBM and subsequently founded TaskRabbit, Inc. (“TaskRabbit”), a pioneering on-demand marketplace company in 2008. As TaskRabbit’s CEO for eight years, Ms. Solivan raised more than $50 million in venture capital and scaled the company into an international business with operations in 44 cities. In 2017, she oversaw TaskRabbit’s successful sale to Inter IKEA Systems B.V.

Additionally, Ms. Solivan has taken an active role in the Young Presidents’ Organization (“YPO”), a worldwide leadership community of chief executives. A member since 2014, she was awarded the Alexander Capello Award, the highest honor in membership, for her work in promoting gender equity. In 2023 she became Chair of the Regional Board, Pacific US; she also serves on a global committee for the YPO International Board. Ms. Solivan has been recognized by the World Economic Forum as a Young Global Leader. She has served as an advisor to children’s apparel brand Monica + Andy since July of 2017 and as a venture advisor to Screendoor Partners since January 2021.

Ms. Solivan has been a frequent speaker at events such as the World Economic Forum in Davos, Switzerland and Tina Brown’s Women in the World Summit. Her achievements have been featured in publications, including the Wall Street Journal, Wired, and Time, and Fast Company named her one of the “100 Most Creative People in Business.” She is a regular contributor to Fast Company and has appeared on MSNBC and Bloomberg — among other broadcasts.

Ms. Solivan earned a B.S. in Mathematics and Computer Science from Sweet Briar College, where she also served on the Board of Directors from July 2015 until August 2018.

Ms. Solivan’s extensive and chief executive experience in the financial services and technology industries, as well as her board experience with other private corporations, enables her to make very significant contributions to the Board’s process strategy, corporate governance, operational, financial, and technology matters.

INFORMATION ABOUT OUR EXECUTIVE OFFICERS
The following table sets forth information with respect to our executive officers as of the date of this Proxy Statement:

Name	Age	Position(s)
Leslie C.G. Campbell	67	Interim Chief Executive Officer and President, and Executive Chair of the Board of Directors
Douglas Krulik	56	Chief Accounting Officer, Interim Principal Financial Officer, and Treasurer

Biographical informational regarding Ms. Campbell is provided above under the section “Nominees for Directors of PetMed Express, Inc.”

DOUGLAS KRULIK, Chief Accounting Officer, Interim Principal Financial Officer and Treasurer
Mr. Krulik has served as our Chief Accounting Officer since August 2024 and as our Interim Principal Financial Officer and Treasurer since August 11, 2025. Mr. Krulik also served as our Interim Principal Financial Officer from August 19, 2024 to September 16, 2024.

Mr. Krulik brings over 20 years of accounting and finance experience to the Company. Most recently, Mr. Krulik served as Vice President Finance and Controller at Etherio Holdings, a private events and marketing company, from 2021 to 2024. Prior to Etherio, Mr. Krulik served as Vice President Finance and Controller at Jushi Holdings, Inc., a public company with rapidly growing retail and wholesale businesses, from 2019 to 2021. Mr. Krulik was the Financial Reporting Manager for Technical Accounting at Magic Leap, a private and rapidly growing technology startup company, from 2016 to 2019, and served as Controller of Hollywood Companies, a group of private and public media companies, from 2011 to 2016. Prior to Hollywood Companies, Mr. Krulik served in a variety of accounting and finance leadership roles at American Media and Benihana and was an Audit Manager with Deloitte & Touche.

Mr. Krulik is a Certified Public Accountant and holds a Masters of Business Administration from the University of Miami.

Delinquent Section 16(a) Reports

Under U.S. securities laws, directors, certain officers and persons holding more than 10% of our common stock must report their initial ownership of our common stock and any changes in their ownership to the SEC. The SEC has designated specific due dates for these reports and we must identify those persons who did not file these reports when due. Based solely on our review of copies of the reports filed with the SEC and the written representations of our directors and officers, we believe that all reporting requirements for FY 2025 were complied with by each person who at any time during FY 2025 was a director or an officer or held more than 10% of our common stock, except for the following: we are aware that Nina Capital Holdings, Inc., a 10% holder of our common stock, filed a late Form 3 and late Form 4 on October 18, 2024 and a late Form 4 on January 10, 2025 with respect to open-market purchases of shares of our common stock.

Insider Trading Arrangements and Policies

We are committed to promoting high standards of ethical business conduct and compliance with applicable laws, rules and regulations. As part of this commitment, we have adopted our Policy Regarding Insider Trading governing the purchase, sale, and/or other dispositions of our securities by our directors, officers, employees and consultants that we believe is reasonably designed to promote compliance with insider trading laws, rules and regulations, and the exchange listing standards applicable to us. A copy of our Policy Regarding Insider Trading, including any amendments thereto, was filed as Exhibit 19.1 to our 2025 Annual Report on Form 10-K.
CORPORATE GOVERNANCE
The business and affairs of PetMed Express, Inc. are managed by or under the direction of our Board of Directors which is the Company’s ultimate decision-making body except with respect to those matters reserved to our shareholders. Our Board includes a majority of independent directors. Our Board reaffirms its accountability to shareholders through the shareholder election process. Our Board reviews and ratifies executive officer selection and compensation and monitors overall corporate performance and the integrity of our financial controls. Our Board also oversees our strategic and business planning processes.
Shareholder Communications with the Board
The Company provides an informal process for shareholders to send communications to our Board of Directors or specified individual directors or committees of the Board. Shareholders who wish to communicate directly with our Board of Directors, or specified individual directors or committees of the Board, may do so in writing addressed to the Board of Directors, individual director or the committee of the Board c/o Corporate Secretary, PetMed Express, Inc., 420 South Congress Avenue, Delray Beach, FL 33445. Correspondence directed to an individual Board member is referred to that member. Correspondence not directed to a particular Board member or committee of the Board is referred to the Chair of the Corporate Governance and Nominating Committee.
Shareholder Outreach and Engagement
We value regular engagement with and feedback from a wide variety of stakeholders, including customers, employees, suppliers, and communities. We also recognize the value of listening to the views of our shareholders about our business and corporate governance matters, and we consider the relationship with our shareholders as an integral part of our corporate governance practices. We conduct shareholder outreach throughout the year to ensure that management and the Board understands and considers the issues of importance to our shareholders, so we are able to address them appropriately.

During the first quarter of our 2025 fiscal year, our top 25 investors represented approximately 71.15% of the shares outstanding. We reached out by email or telephone to all of such investors in order to request engagement meetings to discuss any current issues or concerns they may have had, and we conducted engagement meetings with 2 such shareholders. The remaining shareholders either did not respond to our offer to engage, or responded that they had no specific questions requiring a meeting.

We would also note that at our last annual shareholder meeting in August 2024 all of our proposals were approved by a majority of shareholders.

Director Resignation Policy for Uncontested Election of Directors
The Company's Bylaws currently provide for election of directors by a majority voting standard, under which each director nominee in an uncontested election must receive more "FOR" votes cast than "AGAINST" votes cast to be elected. Conversely, a director nominee in an uncontested election who does not receive more "FOR" votes cast than "AGAINST" votes cast would not be elected. Votes withheld, abstentions and broker non-votes will continue to have no effect on the outcome of an election. In the event that an incumbent director does not receive the requisite majority of votes cast in an uncontested election, the Company would follow a certain post-election resignation procedure (described below). In all contested director elections, in which a shareholder has duly nominated (and not withdrawn by a certain date) an individual for election to the Board, a plurality voting standard would apply. Under the post-election resignation procedure, any incumbent director who fails to receive the requisite number of votes for reelection in an uncontested election will be required to promptly tender his or her resignation to the Board. The Corporate Governance and Nominating Committee will then make a recommendation to the Board on whether to accept or reject the resignation, and the Board will make the ultimate decision as to whether to accept or reject the resignation by considering factors it deems relevant, such as the percentage of outstanding shares represented by the votes cast at the meeting, the director nominee's past and expected future contributions to the Company, the overall composition of the Board and committees of the

Board, and whether accepting the tendered resignation would cause the Company to fail to meet any applicable rule or regulation (including the listing standards of The NASDAQ Stock Market LLC ("NASDAQ”) and the requirements of the federal securities laws). The Board will act on the resignation within 90 days following certification of the shareholder vote for the meeting and will promptly disclose its decision and rationale in a Current Report on Form 8-K filed with the SEC.
Policy with Regard to the Consideration of Director Candidate Recommendations by our Shareholders
The Corporate Governance and Nominating Committee has a policy pursuant to which it considers director candidates recommended by our shareholders. All director candidates recommended by our shareholders are considered for selection to the Board on the same basis as if such candidates were recommended by one or more of our directors or other sources. To recommend a director candidate for consideration by our Corporate Governance and Nominating Committee, a shareholder must submit the recommendation in writing to our Corporate Secretary not later than one hundred twenty (120) calendar days prior to the anniversary date of our proxy statement distributed to our shareholders in connection with our most recent annual meeting. The director candidate recommendation must provide the following information: (i) the name of the shareholder making the recommendation, (ii) the name of the candidate, (iii) the candidate’s resume or a listing of his or her qualifications to be a director, (iv) the proposed candidate’s written consent to being named as a nominee and to serving as one of our directors if elected, and (v) a description of all relationships, arrangements or understandings, if any, between the proposed candidate and the recommending shareholder and between the proposed candidate and us so that the candidate’s independence may be assessed. The shareholder and or the director candidate also must provide any additional information requested by our Corporate Governance and Nominating Committee to assist the Corporate Governance and Nominating Committee in appropriately evaluating the candidate. In addition, our Bylaws provide that a shareholder, or a group of up to 20 shareholders, owning at least 3% of our outstanding shares continuously for at least three years, may nominate director nominees constituting up to the greater of 2 or 20% of the Company’s Board that would be included in our proxy statement pursuant to our proxy access provisions. Nominating shareholders and nominees must satisfy the requirements set forth in our Bylaws, which can be found at https://s204.q4cdn.com/312753843/files/doc_downloads/governance/2025/05/PETS-Third-Amended-and-Restated-Bylaws-11-6-25.pdf.
Corporate Governance and Nominating Committee’s Identification and Evaluation of Nominees for Director
The Corporate Governance and Nominating Committee is responsible for, among other things, identifying and evaluating potential director candidates, for reviewing the composition of the Board and the Board committees, and for making recommendations to the full Board of Directors on these matters. Throughout the year the Corporate Governance and Nominating Committee actively engages in Board succession planning, taking into account the following considerations: (1) specific backgrounds, skills, and experiences represented by the current Board and the alignment of those attributes with our corporate strategy, (2) input from Board discussions and from the Board and Board committee evaluation process, (3) specific additional backgrounds, skills, and experiences which would add to the overall effectiveness and strategic contributions of the Board and Board committees; ,and (4) the future needs of the Board and Board committees in light of the corporate strategy, Board composition and tenure, and the skills and qualifications of directors who are expected to retire in the future.
Potential candidates may come to the attention of the Corporate Governance and Nominating Committee through recommendations made by current directors, shareholders, executives, or executive search firms retained by the Corporate Governance and Nominating Committee or other persons. Working closely with the full Board, and as part of the Board's program for director succession planning and director recruitment, using the Board Attributes Matrix, the Corporate Governance and Nominating Committee will maintain and evaluate, at least annually, the Board composition based on directors' experience, qualifications, competencies, contributions, judgment, diversity of backgrounds, age, skills, ability to devote adequate time and energies to our Board’s duties and application of our general criteria for director nominees set forth in our Corporate Governance Guidelines, in order to allow the Board to focus on identifying and attracting new members that would most benefit the Board at a particular point in time. Based on the recommendations of the Corporate Governance and Nominating Committee, our Board of Directors is responsible for nominating members for election to our Board of Directors. Once a new director is elected by the shareholders or appointed by the Board of Directors, that new director will begin a director onboarding process. A tailored onboarding process enables new directors to learn our business and contribute to our Board immediately.

Corporate Governance Documents
Our Board is committed to sound and effective corporate governance principles and practices and has adopted Corporate Governance Guidelines to provide the framework for the governance of our Board and our Company. The topics addressed in our Corporate Governance Guidelines include director qualifications, director responsibilities, management and director succession, director compensation, independence standards, stock ownership guidelines for non-employee directors and named executive officers, and hedging or pledging activities relating to our securities.  Our Corporate Governance Guidelines are reviewed by the Board at least annually and updated as necessary. Our Code of Business Conduct and Ethics, which is applicable to all Company directors, officers, and employees, promotes our commitment to high standards for ethical business practices. On a yearly basis, a reminder memo is sent to all Company directors, officers, and employees concerning the necessity for compliance with the provisions of the Code of Business Conduct and Ethics, and all directors, officers, and employees are required to participate in annual Code of Business Conduct and Ethics training. Our Code of Business Conduct and Ethics is a written standard designed to deter wrongdoing and to promote: honest and ethical conduct; ethical handling of actual or apparent conflicts of interest; full, fair, accurate, timely, and understandable disclosure in regulatory filings and public statements; compliance with applicable laws, rules, and regulations; protection of the Company’s assets, including corporate opportunities and confidential information; the prompt reporting of violation of the code; and accountability for adherence to the Code of Business Conduct and Ethics.
Copies of our Corporate Governance Guidelines and Code of Business Conduct and Ethics are available on our website at www.petmeds.com under the section "Investors” located at the bottom of the website page, and are available without charge, upon written request to the Corporate Secretary at PetMed Express, Inc., 420 South Congress Avenue, Delray Beach, FL 33445, or by contacting Investor Relations at 1-800-738-6337, or by email at investor@petmeds.com. We intend to satisfy the disclosure requirement under Item 5.05 of Form 8-K regarding any amendment to, or waiver from, a provision of our Code of Business Conduct and Ethics by posting such information on our website at the address specified above if such disclosure is required by SEC or NASDAQ rules.
Meetings

During the fiscal year ended March 31, 2025 (“FY 2025”), there were five regular and two special meetings of our Board of Directors, and the Board took action fourteen times by written consent. Each director nominee, who was a director at that point in time during FY 2025, attended or participated in at least 75% of the aggregate of all FY 2025 meetings of the Board, and at least 75% of the aggregate of all FY 2025 meetings of committees of the Board on which such director served. All of the Company’s directors then serving attended the 2024 annual meeting of shareholders on August 8, 2024. Members of the Board are expected to attend all Board meetings, committee of the Board meetings on which such director serves, and annual meetings of our shareholders. In connection with each of our regularly scheduled Board meetings, our independent directors have the opportunity to meet in executive sessions without our non-independent directors and management. A director who is unable to attend our Annual Meeting is expected to notify the Board in advance of the meeting.
Committees of the Board of Directors

Our Board of Directors maintains an Audit Committee, a Compensation and Human Capital Committee, and a Corporate Governance and Nominating Committee. From time to time, the Board of Directors may also establish ad hoc Board committees and a Board committee may also establish ad hoc subcommittees to address particular matters. All members of the committees are considered independent directors under the rules of NASDAQ and the SEC governing the independence of directors. The following table (1) shows the current members of each committee as of December 10, 2025, the date of this Proxy Statement (2) the number of committee meetings held during FY 2025, and (3) the primary functions and oversight performed by each committee:

Committee	Primary Functions
Audit Number of Meetings during FY 2025: 7 Members: Peter Batushansky (1)(6) Gian M. Fulgoni (4) James LaCamp* (5)(6) Justin Mennen (2)
•Oversees the Company’s systems of internal controls regarding finance, accounting, and legal compliance
• Oversees the Company’s auditing, accounting and financial reporting processes generally
• Oversees the selection, appointment and termination of the independent registered public accounting firm
• Oversees the Company’s financial statements and other financial information provided by the Company to its shareholders, the public and others
• Oversees the Company’s compliance with legal and regulatory requirements
• Oversees the performance of the Company’s independent registered public accounting firm
• Oversees the Company’s cybersecurity risks and issues related to cybersecurity
• Reviews and approves, subject to the approval of the Board, all related-party transactions
• Interprets and administers the Code of Business Conduct and Ethics, and oversees management’s monitoring and compliance with the Code of Conduct of Business Conduct and Ethics
• Conducts an annual performance evaluation of the committee and of the independent registered public accounting firm

Compensation and Human Capital Number of Meetings during FY 2025: 5 Members: Peter Batushansky (1) James LaCamp (5) Leah A. Solivan* (3)
•Establishes, in consultation with senior management, the Company’s general compensation philosophy, and oversees development and implementation of the compensation programs
•Reviews and approves corporate goals and objectives relating to the compensation of the Company’s CEO
•Recommends, subject to Board approval, salaries and other compensation matters for executive officers
•Approves annual incentive plans for the Company’s officers and employees, recommends grants of equity for directors and officers, approves grants of equity for employees, and supervises administration of employee benefit plans
•Oversees, in consultation with management, regulatory compliance with respect to compensation matters
•Reviews and approves any severance or similar termination payment proposed to be made to any Company executive or senior officer Oversees the risks related to our compensation policies and programs
• Oversees and administers the Company’s Executive Compensation Recovery Policy Oversees and monitors compliance with the Company’s stock ownership guidelines applicable to non-employee directors and named executive officers
•Recommends, subject to the approval of the Board of Directors, compensation for directors
•Conducts an annual performance evaluation of the committee

Corporate Governance and Nominating Number of Meetings during FY 2025: 5 Members: Peter Batushansky (1) Gian M. Fulgoni (4) Justin Mennen* (2) Leah A. Solivan (3)
•Recommends the slate of director nominees for election to Board of Directors
•Identifies and recommends director candidates to fill vacancies occurring between annual shareholders’ meetings
•Considers director candidates recommended by our shareholders
•Makes recommendations to the Board concerning the size, structure and composition of the Board and its committees
•Develops and recommends to the Board of Directors corporate governance principles
•Oversees succession planning for our directors and executive officers
•Leads annual review of performance of Board of Directors
•Oversees the Company’s environmental, social and governance ("ESG”) programs, including climate-related issues
•Conducts an annual performance evaluation of the committee

*Chair

(1)Mr. Batushansky was appointed to our Audit and Corporate Governance and Nominating committees effective on April 9, 2025, and to our Compensation and Human Capital Committee on July 31, 2025.

(2)Mr. Mennen was appointed to our Audit and Corporate Governance and Nominating committees effective on June 3, 2024, and Chair of the Corporate Governance and Nominating Committee on August 26, 2025.

(3)Ms. Solivan was appointed to our Compensation and Human Capital and Corporate Governance and Nominating committees effective on June 25, 2024, and Chair of the Compensation and Human Capital Committee on August 11, 2025.

(4)Dr. Fulgoni will be retiring from the Board following the Annual Meeting.

(5)Mr. LaCamp was appointed to our Audit and Compensation and Human Capital committees effective on October 19, 2025, and as Chair of the Audit Committee effective October 30, 2025.

(6)The Board has determined that Mr. Batushansky and Mr. LaCamp each qualify as an audit committee financial expert within the meaning of Item 407(d) (5) of Regulation S-K. In general, an "audit committee financial expert” is an individual member of the audit committee who (a) understands generally accepted accounting principles and financial statements, (b) is able to assess the general application of such principles in connection with accounting for estimates, accruals and reserves, (c) has experience preparing, auditing, analyzing or evaluating financial statements comparable to the breadth and complexity to the Company’s financial statements, (d) understands internal controls over financial reporting, and (e) understands audit committee functions. An "audit committee financial expert” may qualify as such through: education and experience as a principal financial officer, principal accounting officer, controller, public accountant, auditor or person serving similar functions; experience actively supervising a principal financial officer, principal accounting officer, controller, public accountant, auditor or person serving similar functions; experience overseeing or assessing the performance of companies or public accountants with respect to the preparation, auditing or evaluation of financial statements; or, other relevant experience.
Our Board of Directors has adopted a written charter for each Board committee. All charters are available on our website at www.petmeds.com under the section "Investors” located at the bottom of the website page, and copies of each are also available without charge upon written request to the Corporate Secretary, PetMed Express, Inc., 420 South Congress Avenue, Delray Beach, FL 33445 or by contacting our Investor Relations at 1-800-738-6337, or by email at investor@petmeds.com.
Independent Directors and Meetings of our Independent Directors
Our Board of Directors has determined that each of the following current members of the Board of Directors is independent under the rules of NASDAQ and the SEC governing the independence of directors: Peter Batushansky, Gian M. Fulgoni, James LaCamp, Justin Mennen, and Leah A. Solivan. Our independent directors meet in executive sessions without our non-independent directors or management of our Company present.
Board Leadership Structure, Lead Independent Director, and Board’s Role in Risk Oversight
On August 12, 2025, we announced a leadership transition under which, among other changes, Leslie C.G. Campbell, the Chair of our Board, was appointed to serve as our Interim Chief Executive Officer and President. Prior to this leadership transition, we had separated the offices of Chair of the Board and Chief Executive Officer in order to enhance Board independence and oversight. In connection with our August 2025 leadership transition, our Board determined that it would be in the best interest of the Company and its shareholders for Ms. Campbell to continue to serve as Chair of the Board and for the Board to appoint another independent director as a Lead Independent Director. Accordingly, on August 11, 2025, Justin Mennen was appointed to serve as our Lead Independent Director. The responsibilities of the Lead Independent Director include (i) serving as primary intermediary between non-employee directors and management; (ii) advising the Chair of the Board as to the quality, quantity and timeliness of the information submitted by management to directors; (iii) recommending director candidates and selections for the membership and chair positions for each committee of the Board; and (iv) calling meetings of independent directors. The Board periodically reviews the leadership structure to determine whether it continues to best serve the Company and its shareholders.
Our Board of Directors, in conjunction with management, has responsibility for the oversight of risk management. Management is responsible for the day-to-day management of risks the Company faces, while the Board of Directors, as a whole and through its committees, provides risk oversight. The Board of Directors regularly and continually receives information intended to apprise the Board of the strategic, operational, commercial, financial, legal, and compliance risks the Company faces. While the Board of Directors is ultimately responsible for oversight of the Company’s risk management practices, the Audit, Compensation and Human Capital, and Corporate Governance and Nominating committees of the Board of Directors assist the Board in fulfilling its oversight responsibilities in certain areas of risk.

In particular, the Audit Committee focuses on (i) financial risk, including but not limited to internal controls, and the committee receives, reviews, and discusses regular reports from management and the external auditors concerning risk assessment, and (ii) oversight over cybersecurity risk, and the committee receives and provides feedback on regular updates from management regarding the overall state of the cybersecurity program, cybersecurity governance processes, roadmap status for initiatives to strengthen internal cybersecurity, information security system reviews, the results of security breach testing, and also discusses recent incidents throughout the industry and the emerging threat landscape. Our Compensation and Human Capital Committee assists the Board in fulfilling its oversight responsibilities with respect to the management of risks arising from our compensation and human capital policies and programs. Our Corporate Governance and Nominating Committee focuses on the management of risks associated with Board organization, membership, structure, succession planning for our directors and executive officers, and corporate governance. See ‘Committees of the Board of Directors’ for a full description of the oversight responsibilities of each committee.

Healthy pets and people:
We believe pet health is deeply connected to the health and well-being of people beginning with pet families and extending to the veterinary community, animal shelters, animal welfare organizations, and those within our own business and supply chain. We feel a strong sense of purpose in serving pet families and animal shelters, recognizing that our mission impacts a broad and diverse community. With this in mind, we see meaningful opportunities to make a positive difference in their lives.

Connecting pets and people:
Stemming from a deep understanding of the current challenges facing animal shelters across the U.S, and recognizing our profound obligation to assist animals in need and help them find loving families, at PetMeds we are committed to animal adoption. Our adoption events provide critical exposure for shelter animals and facilitate connections between pets and their future owners.

PetMeds is proud to support animal welfare through a variety of impactful adoption initiatives, including our ongoing quarterly adoption events at the iHeartRadio office in New York City, our teaming up with the Florida Panthers for in-game adoption events, which included one unforgettable moment when the Panther’s adopted a special K-9 who was named the team’s official dog, and hosting our first adoption event at the ICR Conference in Orlando, Florida in January 2025 where 85% of pets were adopted.

In July 2025, PetMeds was honored to join our partners, the Golden State Warriors, to celebrate the completion of a special shelter refurbishment project at Friends of the Alameda Animal Shelter (FAAS). We proudly unveiled the new "Warriors Companion Court presented by PetMeds." This initiative was designed to create a lasting, positive impact on the community.

Hope and help for pets in disaster:
In October 2024, South Florida faced the devastating impact of Hurricane Milton. As a Florida based company, we felt this disaster deeply and responded swiftly with two major support missions to assist those most affected.

Our first mission focused on the East Coast, where we delivered truckloads of essential supplies including food, flea and tick preventatives, and medications to local animal shelters hit hardest by the storm. We then launched a similar initiative on the West Coast, providing critical resources to shelters. Recognizing the greater devastation on the West Coast, we partnered with The Team Godwin Foundation to extend our support to shelters in the Tampa Bay area through a $20,000 donation.

In January 2025, as wildfires tore through Los Angeles, PetMeds witnessed the devastating impact on local communities and pledged a percentage of all proceeds received through January 2025 to support the animal shelters most heavily affected in the region, ensuring they had the resources to continue their vital work. In addition to financial assistance, PetMeds quickly mobilized and shipped essential supplies—including food, wound care, and burn treatment items—to Yogi’s House, an LA-based shelter on the front lines of the crisis, which support enabled Yogi’s House to assist hundreds of pet parents with the emergency care and supplies needed to protect and heal their animals during this incredibly difficult time.

Other:
Our Veterinary Advisory Board (“VAB”) has a goal of helping ensure that our initiatives result in improved patient care. The VAB's expertise is leveraged and it plays an important role in advising the company on regulatory updates. Additionally, the VAB supports the development of customer-facing educational content about the vital role that veterinarians play in protecting family health. And the VAB is instrumental as we improve our veterinary-facing portal through reducing friction, applying historical data and increasing usage to increase internal speed of transactions.

We know that people are the key to our success. We are committed to hiring top talent, creating a company culture that includes a diversity of backgrounds, providing meaningful career development and competitive compensation, offering health and wellness programs for our employees and providing other resources, all of which enhance our workplace environment. As of the date of this Proxy Statement, the Company employs 181 people, of which approximately 59% are racially or ethnically diverse and approximately 65% are female.

Healthy process:
We believe that the work of sustainability starts with us and how we approach, assess, and monitor our business practices.

We are governed and held accountable for our responsible business and sustainability efforts by our Board of Directors as well as our Chief Executive Officer and leadership team. Our Board oversees responsible business and sustainability through its Corporate Governance and Nominating Committee, which reviews and provides guidance on our strategy, progress, initiatives, and priorities.

We strive to be aligned with the desires of our employees, shareholders, and the communities we serve. We will continue to make strides to reduce our impact on the environment while continuing to create positive economic and investor value over the long term. We understand that good governance is important to our customers, employees, suppliers, and shareholders. Accordingly, active shareholder engagement and dialogue is also an integral part of our sustainability commitment as we work to develop a more comprehensive sustainability strategy.

Privacy and Cybersecurity (Governance Practices)

We have an enterprise-wide information security program designed to assess, identify, and manage the Company’s information security risks and identify, evaluate, respond to and resolve information security incidents. To protect our information systems from information security incidents, we use various processes and tools to identify, prevent, detect, escalate, investigate, resolve and recover from identified vulnerabilities and threats. These include, but are not limited to, reporting, monitoring and detection tools, and internal solutions. We have an enterprise-wide Incident Response Policy and Incident Response Procedure, which is regularly reviewed and updated.

The Company’s Board of Directors, as a whole, has oversight responsibility for our strategic and operational risks. The Audit Committee of the Board is responsible for board-level oversight of cybersecurity risk, and the Audit Committee regularly reports risks and compliance actions to the Board. As part of its’ oversight role, the Audit Committee receives reports about the Company’s strategy, programs, incidents and threats, and other developments and action items. These action items include receiving updates on the status of remediation efforts for any non-compliance or risk items related to cybersecurity regularly throughout the year, including through periodic updates from management.
REPORT OF THE AUDIT COMMITTEE
The following Report of the Audit Committee does not constitute soliciting material and should not be deemed filed or incorporated by reference into any other filing by us under the Securities Act of 1933, as amended, ("Securities Act”) or the Exchange Act, except to the extent we specifically incorporate this Report by reference therein.

The Audit Committee is comprised solely of independent directors, and it operates under a written charter adopted by the Company’s Board of Directors, which is available on our website at investors.petmeds.com/governance/governance-documents. The composition of the Audit Committee, the attributes of its members and the responsibilities of the Audit Committee, as reflected in its charter, which was last amended effective August 2, 2024, are in accordance with applicable requirements for corporate audit committees. The Audit Committee reviews and assesses the adequacy of its charter on an annual basis and works with the Board of Directors to amend it as appropriate to reflect the evolving role of the Audit Committee.

As described more fully in its charter, the purpose of the Audit Committee is to assist the Board of Directors in the oversight of its financial reporting, internal control, and audit functions. Management is responsible for the preparation, presentation, and integrity of its consolidated financial statements, accounting and financial reporting principles, and internal controls and procedures designed to ensure compliance with accounting standards and applicable laws and regulations. The Company’s independent registered public accounting firm is responsible for performing an independent audit of the Company’s consolidated financial statements and expressing an opinion on the conformity of those financial statements in accordance with auditing standards and accounting principles generally accepted in the United States (“GAAP”). The independent registered public accounting firm is also responsible for expressing an opinion on the effectiveness of the Company’s internal control over financial reporting.
The Audit Committee members are not practicing professional accountants or auditors, and their functions are not intended to duplicate or to certify the activities of management and the independent registered public accounting firm. The Audit Committee serves in a board-level oversight role, in which it provides advice, counsel, and direction to management and the independent registered public accounting firm on the basis of the information it receives, discussions with management and the independent registered public accounting firm, and the experience of the Audit Committee’s members in business, financial, and accounting matters. The Audit Committee meets regularly in executive sessions separately with members of the independent registered public accounting firm, the Company’s Chief Financial Officer and the Company’s internal audit services’ provider.
Among other matters, the Audit Committee monitors and oversees the activities and performance of the Company’s independent registered public accounting firm, including the audit scope, external audit fees, registered public accounting firm independence and qualification matters, and the extent to which the independent registered public accounting firm may be retained to perform non-audit services. The Audit Committee and the Board of Directors have ultimate authority and responsibility to select, evaluate and, when appropriate, replace the independent registered public accounting firm.
The Audit Committee also reviews the results of the audit work with regard to the adequacy and appropriateness of financial, accounting, and internal controls. Management’s and the independent registered public accounting firm’s presentations to, and discussions with, the Audit Committee also cover various topics and events that may have significant financial impact or are the subject of discussions between management and the independent registered public accounting firm. In addition, the Audit Committee generally oversees internal control processes and compliance programs. The Company’s internal audit services’ provider is actively involved in examining and evaluating internal controls and the effectiveness of the Company’s financial, operational and information systems activities and reports functionally to the Chair of the Audit Committee and administratively to the Chief Financial Officer.

The Audit Committee has reviewed and discussed the Company’s consolidated financial statements and related footnotes for the fiscal year ended March 31, 2025, with RSM US LLP, the Company’s independent registered public accounting firm for the fiscal year ended March 31, 2025, and the independent registered public accounting firm’s report on those financial statements, with management and RSM US LLP. Management represented to the Audit Committee that its consolidated financial statements were prepared in accordance with GAAP, and RSM US LLP represented that its presentations included the matters required to be discussed with the independent registered public accounting firm by Auditing Standards No. 1301, "Communication with Audit Committees” issued by the Public Company Accounting Oversight Board (“PCAOB”).
RSM US LLP, the independent registered public accounting firm for the fiscal year ended March 31, 2025, also provided the Audit Committee with the written disclosures and the letter required by applicable requirements of the PCAOB, and the Audit Committee discussed with RSM US LLP the firm’s independence. Following the Audit Committee’s discussions with management and RSM US LLP, the Audit Committee recommended to the Board of Directors, and the Board of Directors approved, that the FY 2025 audited consolidated financial statements be included in the Company’s Annual Report on Form 10-K for the fiscal year ended March 31, 2025, which was filed with the SEC on October 14, 2025.

Audit Committee of the Board of Directors

PETER BATUSHANSKY
GIAN M. FULGONI
JAMES LACAMP (appointed October 19, 2025)
JUSTIN MENNEN

PRINCIPAL ACCOUNTANT FEES AND SERVICES
The following table sets forth the fees billed to us by RSM US LLP, the Company’s independent registered public accounting firm for the fiscal years ended March 31, 2025 and March 31, 2024, as of and for the fiscal years ended March 31, 2025 and March 31, 2024:

		For the Year Ended March 31,

		2025	2024
Audit fees	(1)	$1,621,723	$700,140
Audit-related fees	(2)	26,250	178,200
Tax fees	(3)	94,500	50,000
All other fees

Total fees		$1,742,473	$928,340

(1)    Audit fees are related to the audit of our annual consolidated financial statements and of our assessment on internal control over financial reporting for the fiscal years ended March 31, 2025 and March 31, 2024. Audit fees also included the review of our Annual Report on Form 10-K for the years ended March 31, 2025 and March 31, 2024, the review of our interim consolidated financial statements included in our Quarterly Reports on Form 10-Q for the periods ended June 30, September 30, and December 31, 2024 and 2023, and the review of our Quarterly Report on Form 10-Q/A for the quarterly periods ended June 30 and September 30, 2023.
(2)    Audit-related fees are related to registration statements on Form S-8 filed with the SEC, and for fiscal year 2024 are also related to the review of our Form 10-K/A.
(3) Tax fees are related to fees associated with tax compliance and services relating to tax returns including review and filing.
Pre-Approval Policy for Services Provided by the Independent Registered Public Accounting Firm

The Audit Committee maintains a pre-approval policy under which the Audit Committee approves in advance all audit and permissible non-audit services to be performed each year by our independent registered public accounting firm and, in connection therewith, all fees and other terms of engagement. The Audit Committee generally pre-approves particular services or categories of services on a case-by-case basis. As part of its pre-approval policy, our Audit Committee considers whether the provision of any proposed non-audit services is compatible with the SEC rules on auditor independence of our independent registered public accounting firm and has concluded that the provision of such services is compatible with maintaining the independence of our registered public accounting firm. In accordance with the pre-approval policy for services of independent registered public accounting firm, our Audit Committee has pre-approved all services provided by our independent registered public accounting firm, and the fees paid for such services.
SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT
The following table sets forth information regarding beneficial ownership of our common stock as of the Record Date (December 5, 2025), by (1) each person known by us to own beneficially or exercise voting or dispositive control over 5% or more of our outstanding common stock, (2) each of our directors and director nominees, (3) each named executive officer listed in the table entitled Fiscal Year 2025 Summary Compensation Table, and (4) all of our current executive officers and directors as a group. In general, "beneficial ownership” includes those shares a person or entity has voting power and investment power with respect to the shares, and restricted stock units held that will vest within 60 days after the Record Date. Applicable percentage ownership is based on 21,369,521 shares of common stock outstanding at December 5, 2025. Except as otherwise indicated by the footnotes below, we believe that the beneficial owners of the common stock named in the following table, based on information furnished by these owners, have sole investment, dispositive, and voting power with respect to the shares indicated as beneficially owned, subject to community property laws where applicable. Unless otherwise indicated below, the address for each person is 420 South Congress Avenue, Delray Beach, FL 33445.

Name of Beneficial Owner Named Executive Officers and Directors	Aggregate Number of Shares Beneficially Owned		Percent of Shares Outstanding

Gian M. Fulgoni	155,856	(1)	*
Leslie C.G. Campbell	82,500	(2)	*
Justin Mennen	42,719	(3)	*
Leah A. Solivan	42,289	(4)	*
Peter Batushansky	33,846	(5)	*
James LaCamp	34,866	(6)	*
Douglas Krulik	43,333	(7)	*
Sandra Y. Campos	259,565	(8)	1.2%
Robyn D'Elia	81,735	(9)	*
Christine Chambers	58,258	(10)	*
Mathew N. Hulett	90,000	(11)	*
All executive officers and directors as a group (seven persons)	435,409	(12)	2.0%

Other 5% Shareholders
Nina Capital Holdings Inc.	2,575,000	(13)	12.0%
SilverCape Investments Ltd	2,579,696	(14)	12.1%
Renaissance Technologies LLC	1,344,284	(15)	6.3%

*Less than 1% of the issued and outstanding shares.

(1)Dr. Fulgoni’s holdings include (i) 122,010 shares held of record by The Gian Fulgoni Living Trust dated March 14, 2013, Gian Fulgoni sole trustee, and (ii) 33,846 shares of restricted stock under the 2024 Omnibus Incentive Plan which are subject to forfeiture before October 30, 2026, in the event of cessation of service as a director. Mr. Fulgoni’s holdings do not include 2,500 restricted stock units under the 2015 Outside Director Equity Compensation Plan (“2015 Director Plan”), which are scheduled to vest on August 3, 2026, all restricted stock units subject to continued service as a director through the restricted period.

(2)Ms. Campbell’s holdings do not include (i) 2,500 restricted stock units under the 2015 Director Plan, which are scheduled to vest on August 3, 2026, all restricted stock units subject to continued service as a director through the restricted period, and (ii) 30,000 shares owned by the Leslie C.G. Campbell 2020 Irrevocable Trust.

(3)Mr. Mennen’s holdings include 33,846 shares of restricted stock under the 2024 Omnibus Incentive Plan which are subject to forfeiture before October 30, 2026 in the event of cessation of service as a director.

(4)Ms. Solivan’s holdings include 33,846 shares of restricted stock under the 2024 Omnibus Incentive Plan which are subject to forfeiture before October 30, 2026 in the event of cessation of service as a director.

(5)Mr. Batushansky’s holdings (i) include 33,846 shares of restricted stock under the 2024 Omnibus Incentive Plan which are subject to forfeiture before October 30, 2026 in the event of cessation of service as a director, and (ii) do not include 2,527 restricted stock units under the 2024 Omnibus Incentive Plan, which are scheduled to vest on April 9, 2026, subject to continued service as a director through the restricted period.

(6)Mr. LaCamp’s holdings include 1,020 shares of restricted stock under the 2024 Omnibus Incentive Plan which are subject to forfeiture before October 19, 2026, and 33,846 shares of restricted stock under the 2024 Omnibus Incentive Plan which are subject to forfeiture before October 30, 2026, in the event of cessation of service as a director.

(7)Mr. Krulik’s holdings (i) include 10,000 shares of restricted stock under the 2024 Omnibus Incentive Plan, which are subject to forfeiture before March 9, 2026 in the event of termination of employment, (ii) include 20,000 shares of restricted stock under the 2024 Omnibus Incentive Plan which are subject to forfeiture in one-half increments before October 30, 2026, and 2027 in the event of termination of employment, and (ii) do not include 26,667 restricted stock units under the 2024 Inducement Incentive Plan, which are scheduled to vest in one-half increments on August 27, 2026 and 2027, all restricted stock units subject to continued employment through the restricted periods.

(8)As of August 11, 2025, her last day of employment with the Company.

(9)As of August 11, 2025, her last day of employment with the Company.

(10) As of August 14, 2024, her last day of employment with the Company.

(11) As of May 10, 2024, his last day of employment with the Company.
(12) Incorporates footnotes (1) through (7).
(13) As of July 21, 2025, based on information provided in a Form 4 filed July 22, 2025. Nina Capital Holdings Inc. listed its address as 17301 Biscayne Blvd., Apt 2205, Aventura, Florida 33160.
(14) As of August 13, 2025, based on information provided in a Form 4 filed August 14, 2025, Silvercape Investments Ltd listed its address as c/o Trident Trust Company (Cayman) Limited, Fourth Floor, One Capital Place, George Town, E9, KY1-1103.
(15) As of August 23, 2023 (reported as Date of Event Which Requires Filing of this Statement), based on information provided in a Schedule 13G filed February 13, 2024. Renaissance Technologies LLC has sole voting power and sole dispositive power of the 1,344,284 reported shares. Renaissance Technologies LLC listed its address as 800 Third Avenue, New York, NY 10022.
REPORT OF THE COMPENSATION AND HUMAN CAPITAL COMMITTEE
The following Report of the Compensation and Human Capital Committee of our Board of Directors does not constitute soliciting material and should not be deemed filed or incorporated by reference into any other filings by us under the Securities Act, or the Exchange Act, except to the extent we specifically incorporate this Report by reference therein.
The primary purposes of our Compensation and Human Capital Committee of our Board of Directors, a committee which is comprised solely of independent directors, are to oversee the administration of the Company's compensation programs on behalf of our Board of Directors, to review the compensation of executive officers and directors, to prepare any report on executive compensation required by the rules and regulations of the SEC, and generally to provide assistance to the Board of Directors on compensation matters. The Compensation and Human Capital Committee reviewed and discussed the Compensation Discussion and Analysis with management and, based on that review and discussion, the Compensation and Human Capital Committee recommended to our Board of Directors that the Compensation Discussion and Analysis be included in this Proxy Statement in connection with our Annual Meeting.

Compensation and Human Capital Committee of the Board of Directors

LEAH A. SOLIVAN, Chair
PETER BATUSHANSKY
JAMES LACAMP

COMPENSATION DISCUSSION AND ANALYSIS
Overview
The Compensation and Human Capital Committee of our Board of Directors, composed entirely of independent directors, administers our executive compensation program. The role of the Compensation and Human Capital Committee is to oversee the administration of the Company's compensation and benefit plans and policies, to review the compensation of the executive officer(s) and directors, to administer our equity plans, to prepare any report on executive compensation required by the rules and regulations of the SEC, and generally to provide assistance to the Board of Directors on compensation matters.
The following discussion and analysis of compensation arrangements of our named executive officers for the FY 2025 should be read together with the compensation tables and related disclosures set forth elsewhere in this Proxy Statement. Our named executive officers for the FY 2025 determined in accordance with SEC’s disclosure rules were Sandra Campos, who served as our Chief Executive Officer and President from April 29, 2024 until August 11, 2025 (“CEO”); Robyn D’Elia, who served as our Chief Financial Officer and Treasurer from September 11, 2024 until August 11, 2025 (“CFO”); Douglas Krulik, our interim Principal Financial Officer and current Chief Accounting Officer (“Interim CFO”); Mathew N. Hulett, who preceded Ms. Campos as our Chief Executive Officer and President ("Former CEO”); and Christine Chambers, who preceded Ms. D’Elia as our Chief Financial Officer, Treasurer and Secretary ("Former CFO”). We did not have any other executive officers during FY 2025.
As previously disclosed, during FY 2025, (1) we appointed Ms. Campos as our new Chief Executive Officer and President on April 29, 2024 and entered into an Employment Agreement with her (the “CEO Employment Agreement”); (2) we appointed Ms. D’Elia as our new Chief Financial Officer and Treasurer on September 11, 2024 and entered into an Employment Agreement with her (the “CFO Employment Agreement”); (3) we entered into a Transition and Separation Agreement with Mr. Hulett pursuant to which he resigned effective April 29, 2024; and (4) we entered into a Transition and Separation Agreement with Ms. Chambers pursuant to which she resigned in August 2024. In addition, on August 11, 2025, we entered into Separation Agreements with each of Ms. Campos (the “Campos Separation Agreement”) and Ms. D’Elia (the “D’Elia Separation Agreement”) in connection with their resignations on that date. See “Employment Agreements and Other Agreements with the Fiscal Year 2025 Named Executive Officers” for a discussion of these arrangements. On August 11, 2025, our Board appointed Leslie C.G. Campbell as our interim Chief Executive Officer and President. We also appointed Mr. Krulik as our interim Principal Financial Officer from August 19, 2024 until September 16, 2024 and again on August 11, 2025.

This discussion contains forward-looking statements that are based on our current plans and expectations regarding future compensation programs. Actual compensation programs that we adopt may differ materially from currently planned programs as summarized in this discussion.
Compensation Philosophy
The objective of our compensation programs, as it has been in prior years, is to attract, reward and retain top talent. Our compensation plans are designed to motivate and reward employees for achievement of positive corporate results and also to promote and enforce accountability. In determining the compensation arrangement of our executives, we are guided by the following key principles:
•Attract and Retain Top Talent.  Our compensation arrangements should be sufficient to allow us to attract, retain, and motivate executives with the necessary skills and talent to successfully manage our business. In order to attract, retain, and motivate such executives, we seek to compensate our executives at levels that are consistent with or more attractive than other available opportunities in the respective executive’s marketplace.
•Promote Corporate Performance Accountability.  So that executive compensation is aligned with our business objectives and corporate performance, compensation is tied, in part, to financial performance of our business so that executives are held accountable through their compensation for contributions to our performance as a whole through the performance of the tasks for which they are responsible.

•Promote Individual Performance Accountability.  So that executive officers who contribute to our operating and financial performance are rewarded and motivated, compensation is tied, in part, to the individual executive’s performance to encourage and reflect individual contributions to corporate performance. Individual performance, as well as performance of the Company, and responsibility areas that an individual oversees, are factors in assessing a particular individual’s performance.
•Align Shareholder Interests.  Compensation is tied, in part, to our financial performance through the grant of long-term incentives under our equity plans, which help to align our executives’ interests with those of our shareholders.
Compensation Consultant: The Compensation and Human Capital Committee has authority to retain and terminate a compensation consultant to assist in the evaluation of our CEO or senior executive compensation. During fiscal 2025, the Compensation and Human Capital Committee consulted with Meridian Compensation Partners, LLC, a nationally recognized third-party compensation consulting firm regarding compensation practices and programs, as well as overall industry compensation trends and dynamics, and executive pay for our CEO, and other executives, as well as compensation for non-executive independent directors. The Compensation and Human Capital Committee has assessed the independence of the compensation consulting firm considering the factors set forth in applicable SEC rules and the Listing Rules of the NASDAQ Stock Market, LLC and has concluded no conflicts of interest were raised by the work performed by the compensation consultant.
The Compensation and Human Capital Committee believes that our compensation programs should include short-term and long-term components, including cash and equity-based compensation, and should reward performance as measured against established goals. The Compensation and Human Capital Committee considers the total current and potential long-term compensation of each of our executive officers in establishing each element of compensation. The Compensation and Human Capital Committee reviews and recommends to the full Board of Directors the total compensation to be paid to our CEO, each year. The Compensation and Human Capital Committee reviews and recommends to the full Board of Directors on an annual basis the long-term incentives to be awarded to other executive officers and key employees. As part of this process, the Compensation and Human Capital Committee reviews benchmarking of the aggregate level of executive compensation, as well as the mix of elements used to compensate the executive officers. In addition, the Compensation and Human Capital Committee has historically taken into account publicly available data relating to the compensation practices and policies of other companies within and outside our industry.
While benchmarking may not always be appropriate as a stand-alone tool for setting compensation due to the aspects of our business and objectives that may be unique to us, the Compensation and Human Capital Committee generally believes that gathering this information is an important part of our compensation-related decision-making process. At the request of the Compensation and Human Capital Committee, a compensation benchmarking analysis had been conducted to assist in the determination of appropriate executive compensation for fiscal years including 2023, 2024 and 2025. The information gathered about the peer companies was as follows: industry, market capitalization, annual revenue, and annual earnings per share. The specific mix of elements of compensation that were benchmarked included: annual salary, bonuses, and stock-based compensation (which included stock options, restricted stock and restricted stock units). Averages of each of the above categories were calculated. Our Company’s data was then compared to the averages of the comparable companies’ data.

The peer group for FY 2025 included the following sixteen (16) companies:

Medifast, Inc.	Nature's Sunshine Products, Inc.	GrowGeneration Corp.
CarParts.com, Inc.	The Honest Company, Inc.	LifeVantage Corporation
The RealReal, Inc.	ThredUp Inc.	Mannatech, Incorporated
Purple Innovation, Inc.	Weyco Group, Inc.	Natural Alternatives International, Inc.
Groupon, Inc.	Rent the Runway, Inc.
BARK, Inc.	Grove Collaborative Holdings, Inc.

The criteria used to determine the peer group included a multi-factor screen to identify companies that most closely align with PetMed Express, Inc. based on size, complexity, industry and operational attributes. Company size analysis included consideration of peers with revenue and market capitalization within a range of approximately 1/3x to 3x that of PetMed Express, Inc.
The CEO evaluates the performance of the other executive officer and key employees on an annual basis and makes recommendations to the Compensation and Human Capital Committee with respect to equity award grants pursuant to the Company’s equity plans.
Application of our Philosophy
Our executive compensation program aims to encourage our management team to continually pursue our strategic opportunities while effectively managing the risks and challenges inherent to our business. In FY 2025 we maintained an executive compensation program which included a short-term component (annual cash compensation), specifically, base salary and bonus opportunity, and a long-term component, specifically, restricted stock units and performance stock units.
We believe that these components are appropriate to provide incentives to our senior management and reward them for achieving the following goals:
•develop a culture that embodies a passion for our Company, creative contribution, and a drive to achieve established goals and objectives;
•provide leadership to our Company in such a way as to maximize the results of our business operations;
•lead us by demonstrating forward thinking in the operation, development, and expansion of our Company;
•effectively manage organizational resources to derive the greatest value possible from each dollar invested; and
•take strategic advantage of the market opportunity to expand and grow our business.
Our executive compensation structure aims not only to compensate top talent at levels that our Board of Directors believes are consistent with or more attractive than other opportunities in an executive’s marketplace, but also to be fair relative to compensation paid to other professionals within our organization, relative to our short- and long-term performance results and relative to the value we deliver to our shareholders. We seek to maintain a performance-oriented culture with a compensation approach that rewards our executive officers when we achieve our goals and objectives, while putting at risk an appropriate portion of their compensation against the possibility that our goals and objectives may not be achieved. Overall, our approach is designed to relate the compensation of our executive officers to: the achievement of short- and long-term goals and objectives; their willingness to challenge and improve existing policies and structures; and their capability to take advantage of unique opportunities and overcome difficult challenges within our business.
Components of our Executive Compensation Program
Annual Cash Compensation - Base Salary
The purpose of base salary is to create a secure base of cash compensation for executives that is competitive with the market. Executives’ salary levels and any increases are based upon a number of considerations, including the individual’s tenure in the role, peer group data, the individual’s current and sustained performance results and the methods utilized to achieve such results, and non-financial performance indicators to include strategic developments for which an executive has responsibility and managerial performance. The Compensation and Human Capital Committee exercises discretion in making salary decisions taking into account, among other things, each executive’s performance goals and the Company’s overall performance.
Annual Incentive Plan

In FY 2025, upon the recommendation of the Compensation and Human Capital Committee, our Board of Directors adopted an Annual Incentive Plan, or AIP, that was designed to reward our CEO and CFO with a cash bonus for meeting or exceeding financial and other performance goals during a fiscal year. Our other employees were not eligible for an annual bonus for FY 2025. Under the AIP, we established a target bonus opportunity for both of our CEO and CFO for FY 2025 that was equal to the percentage of the executive’s base salary that he or she would receive as a cash bonus if the AIP performance goals were achieved at target. However, the actual bonus received could have been higher or lower depending on the Company’s level of achievement of the AIP financial performance goals. For FY 2025, our Board of Directors, upon the recommendation of the Compensation and Human Capital Committee, established a bonus target opportunity of 100% of base salary for our CEO and 75% of base salary for our CFO, with payout amounts being weighted 60% on achievement of a pre-established revenue target and 40% on achievement of a pre-established adjusted EBITDA target. The lowest threshold bonus amount for our CEO and CFO was 50% of the target bonus (i.e., any achievement of payout metrics below that required to generate a 50% bonus payout yielded 0% bonus payout), and the maximum bonus amount was 200% of target for our CEO and 150% of target for our CFO. The Board and the Compensation and Human Capital Committee based these potential AIP amounts on peer company data, prior performance by the executive, tenure and role of the executive, and in arriving at these target bonus opportunity percentages, the Board drew upon the individual knowledge and experience of the Board and committee members with respect to executive pay decisions, and advise from our external compensation advisor.

The performance goals and actual achievement for FY 2025 under the AIP were as follows:

Performance Measure (in thousands $)	Fiscal Year 2025 Goal	Fiscal Year 2025 Achievement	Weighting	% of Target Bonus Earned
Revenue	290,000	226,972	60%	0%
Adjusted EBITDA	15,700	672	40%	0%

In FY 2025, we also paid Ms. Chambers a discretionary “spot bonus” of $10,000 in recognition of her efforts on behalf of our company.

Long-Term Incentive Compensation
Long-Term Incentives. For FY 2025, our long-term incentives for our named executive officers consisted of restricted stock units and performance stock units.
Our long-term incentives for FY 2025 were granted under our Board- and shareholder-approved 2022 Employee Plan prior to our 2024 annual meeting of shareholders and under our Board- and shareholder-approved 2024 Omnibus Incentive Plan after such annual meeting, except that Ms. D’Elia’s initial equity grant described below was granted under our 2024 Inducement Incentive Plan.
The purposes of the 2022 Employee Plan and the 2024 Omnibus Incentive Plan include promoting the interests of the Company by securing and retaining employees of outstanding ability and providing additional motivation to such employees to exert their best efforts on behalf of the Company. The Company expects that it will benefit from the added commitment that such employees will have to the welfare of the Company as a result of their ownership or increased ownership of the Company's common stock. All full-time employees were eligible to receive awards under the 2022 Employee Plan and the 2024 Omnibus Incentive Plan. Beginning in FY 2024 and FY 2025, we commenced the grant of annual restricted stock units and performance stock units under the 2022 Employee Plan and the 2024 Omnibus Incentive Plan.
Fiscal Year 2025 Long-Term Incentives.
In connection with Ms. Campos’ appointment as our Chief Executive Officer and President on April 29, 2024 and pursuant to the CEO Employment Agreement, Ms. Campos became entitled to equity grants as follows: On April 29, 2024, Ms. Campos received a grant of 483,092 restricted stock units that will vest in one-third increments on each of the first three anniversaries of the grant date. She was also entitled to annual grants of restricted stock units and performance stock units having an aggregate value per grant of $750,000 for the annual restricted stock unit grant and $750,000 for the annual performance stock unit grant, with such value being calculated based on the closing price of the Company’s common stock on the date of grant but subject to a floor of $4.00 per share. Ms. Campos received her first such annual grant in January 2025. The impact of the Campos Separation Agreement on her long-term incentive awards is described below under ““Employment Agreements and Other Agreements with the Fiscal Year 2025 Named Executive Officers.”
In connection with Ms. D’Elia’s appointment as our Chief Financial Officer on September 11, 2024 and pursuant to the CFO Employment Agreement, Ms. D’Elia became entitled to equity grants as follows: On September 16, 2024, Ms. D’Elia received a grant of 250,000 restricted stock units that will vest in one-third increments on each of the first three anniversaries of the grant date. For future fiscal years, she was entitled to annual grants of a number of restricted stock units equal to $240,000 divided by the higher of (1) the closing price of our common stock on the date of grant and (2) $4.00 (the “Reference Price”) and a number of performance stock units equal to $360,000 divided by the Reference Price. The impact of the D’Elia Separation Agreement on her long-term incentive awards is described below under ““Employment Agreements and Other Agreements with the Fiscal Year 2025 Named Executive Officers.”
In connection with his entry into an offer letter setting forth the terms and conditions of his employment as our Chief Accounting Officer, Mr. Krulik received an initial equity award in respect of FY 2025 consisting of an award of 40,000 restricted stock units. The restricted stock units will vest in equal one-third increments on each of the first three anniversaries of the grant date. The amount and form of Mr. Krulik’s long-term incentive was determined based on Mr. Krulik’s tenure and role.
For FY 2025, the Compensation and Human Capital Committee did not grant any additional equity-based awards to Mr. Hulett. The Compensation and Human Capital Committee recommended a grant to Ms. Chambers of 74,850 restricted stock units vesting ratably over three years. The Compensation and Human Capital Committee determined this amount and terms based on review of peer group data, performance factors, the tenure and role of Ms. Chambers, and the individual experience and knowledge of the members of the committee with respect to executive compensation matters. Ms. Chambers forfeited 37,425 of the restricted stock units in connection with her termination of employment in August 2024.

Perquisites and Other Compensation Benefits

Consistent with our compensation philosophy, we intend to continue to maintain benefits for our executive officers, which are also generally available to employees, including life and health (medical, dental, and vision) insurance, medical and dependent care flexible spending accounts, paid time off, and 401(k) matching contributions. In general, we do not view perquisites as a significant component of our executive compensation structure; however, the Compensation and Human Capital Committee in its discretion may revise, amend, or add to officers’ executive benefits.

During FY 2025, we provided no executive-only perquisites or other personal benefits to our named executive officers other than paying the employee responsible portion of health insurance.
Stock Ownership Guidelines
In order to encourage ownership by our named executive officers and non-employee directors to have an equity interest as owners of the Company, our Board of Directors has adopted minimum stock ownership guidelines for our named executive officers and non-employee members of our Board of Directors (collectively, "Covered Persons”). These stock ownership guidelines are intended to align the financial interests of the Covered Persons with our shareholders by requiring them to acquire and maintain a meaningful ownership interest in our common stock at levels sufficient to assure our shareholders of their commitment to long-term value creation. Under our stock ownership guidelines, Covered Persons are required to acquire and hold shares of our common stock with a value at least equal to the following multiple of their annual base salary or Board cash retainer, as applicable, as follows:

•CEO - five times annual base salary;
•other named executive officers - two times annual base salary; and
•non-employee members of Board of Directors - five times annual Board cash retainer.

Covered Persons have five years from the effective date of the stock ownership guidelines or, if later, from commencement of service as a Covered Person to achieve compliance with the applicable guideline. Thereafter, compliance is assessed annually on March 31st of each year. Once the ownership requirement is met, the ownership guideline will automatically be converted from a multiple of base salary or Board cash retainer, as applicable, to the total number of shares required for that individual to meet the ownership guideline, and the Covered Person must continue to hold at least that number of shares until leaving his or her position with the Company. The value of shares and share equivalents is determined using the 30-day average closing trading price of our common stock prior to the applicable measurement date. Until the Covered Person satisfies the ownership requirement, he or she is required to hold 100% of the net shares acquired thereafter as a result of the exercise, vesting or settlement of any equity award received from the Company. The Board of Directors may waive or change the holding requirements in the case of extraordinary circumstances to be determined by the Board of Directors in its sole discretion. From time to time the Board of Directors will consider and may reset the level of common stock ownership that it considers appropriate for the guideline.
As of March 31, 2025 and as of the Record Date, all of our then-serving named executive officers and non-employee directors either met the applicable ownership threshold or were within the permitted time period to attain the required ownership.

Executive Compensation Recovery Policy (Clawback)

Accountability is a fundamental value of the Company. To reinforce this value through our executive compensation program, our executive officers and members of our senior leadership team (“Covered Officer(s)”) are subject to a strong ‘no fault’ Executive Compensation Recovery Policy (“Clawback Policy”). In accordance with the terms of our Clawback Policy, our Compensation and Human Capital Committee, which oversees and administers the Clawback Policy, will seek to recover certain excess incentive based compensation in the event of an accounting Restatement, as defined under and pursuant to the recently approved incentive-based compensation recovery provisions of Section 10D of the Exchange Act and the Nasdaq listing rules. Our Compensation and Human Capital Committee may also seek recovery of any incentive compensation awarded during a period where a Covered Officer (i) committed a significant legal or compliance violation, irrespective of whether such violation occurred in connection with a restatement (“Misconduct”) or (ii) was aware of or willfully blind to Misconduct that occurred in an area over which the Covered Officer had supervisory authority. This summary of the Clawback Policy does not purport to be complete and is qualified in its entirety by reference to such policy, which has been filed as Exhibit 97.1 to our 2025 Annual Report on Form 10-K.

Anti-Hedging and Anti-Pledging Policies
The Board believes that it is important to align the interests of the Company’s directors and executive officers with those of the Company’s shareholders and considers it inappropriate for directors and executive officers of the Company to engage in speculative transactions in the Company’s securities. Our Policy Regarding Insider Trading prohibits our directors, officers, and employees from entering into any transaction designed to hedge or having the effect of hedging (including derivative transactions) the economic risk of owning the Company’s securities. Examples of transactions that fall within this prohibition include trading in options, puts, calls and other similar instruments related to Company securities. In addition, directors, officers, and employees of the Company are prohibited from engaging in short sales (i.e., selling securities the directors, officers and employees of the Company do not own) of Company securities. Regardless of any other provision of this Company policy, the prohibitions set forth therein are not eligible for the granting of an exception.
Securities held in a margin account as collateral for a margin loan may be sold by the broker without the customer’s consent if the customer fails to meet a margin call. Similarly, securities pledged as collateral for a loan may be sold in foreclosure if the borrower defaults on the loan. Because a margin sale or foreclosure sale may occur at a time when the pledgor is aware of material nonpublic information or otherwise not permitted to trade in the Company’s securities, directors, officers, and employees of the Company are prohibited from holding the Company’s securities in a margin account or otherwise pledging the Company’s securities as collateral for a loan.

Policies and Practices Related to the Grant of Certain Equity Awards Close in Time to the Release of Material Nonpublic Information

During FY 2025, we did not grant stock options or similar awards having option-like features (“similar awards”) as part of our equity compensation programs. If we grant stock options or similar awards in the future, we anticipate that our policy will be not to grant stock options or similar awards in anticipation of the release of material nonpublic information that is likely to result in changes to the price of our common stock, such as a significant positive or negative earnings announcement. In addition, we do not anticipate granting stock options or similar awards during periods in which there is material nonpublic information about our company, including during “blackout” periods or outside a “trading window” established in connection with the public release of earnings information under our insider trading policy. To the contrary, we anticipate that our Board of Directors would grant any stock options or similar awards on a predetermined schedule without taking into account material nonpublic information in determining either the time or terms of such awards. Our executive officers will not be permitted to choose the grant date for their individual stock option grants, if any are granted. We have not timed the disclosure of material nonpublic information for the purpose of affecting the value of executive compensation.

EXECUTIVE COMPENSATION
FISCAL YEAR 2025 SUMMARY COMPENSATION TABLE

The following table sets forth certain summary information concerning compensation paid or accrued by the Company to or on behalf of the Company’s FY 2025 named executive officers, who were the CEO, the CFO, our Chief Accounting Officer, the Former CEO and the Former CFO ("Named Executive Officers”) for the fiscal years ended March 31, 2025, 2024, and 2023, to the extent they were Named Executive Officers during such fiscal years. We did not have any other executive officers during FY 2025.

Name and Principal Position (a)	Fiscal Year (b)	Salary ($) (c)	Bonus ($) (d)(3)	Stock Awards ($) (e)(4)	Non-Equity Incentive Plan Compensation ($)(g)	All Other Compensation ($) (i)(5)	Total ($) (j)

Sandra Campos, (1) Chief Executive Officer and President	2025	496,969	120,000	3,260,006	—	17,624	3,894,599

Robyn D’Elia, (2) Chief Financial Officer	2025	212,500	—	920,000	—	8,214	1,140,714

Douglas Krulik, (2) Chief Accounting Officer	2025	173,077	—	147,200	—	16,382	336,659

Mathew N. Hulett, (1) Former Chief Executive Officer and President	2025	76,923	—	—	—	166,057	242,980
	2024	500,000	—	—	—	34,019	534,019
	2023	500,000	—	—	—	34,119	534,119

Christine Chambers, (2) Former Chief Financial Officer	2025	155,769	10,000	344,310	—	11,282	521,361
	2024	375,000	—	233,913	—	26,342	635,255
	2023	237,981	50,000	346,080	—	17,420	651,481
(1)Ms. Campos served as our Chief Executive Officer from April 29, 2024, when she succeeded Mr. Hulett, who served as our chief executive officer and president from August 30, 2021 until April 29, 2024, until her resignation on August 11, 2025. The amount disclosed in the “Salary” column for Ms. Campos includes $8,400 in cash retainer compensation for her service as a non-employee director prior to her appointment as our Chief Executive Officer.
(2)Ms. D’Elia served as our Chief Financial Officer from September 11, 2024, assuming the duties of principal financial officer effective September 16, 2024, until her resignation on August 11, 2025. She succeeded Mr. Krulik in the role of principal financial officer, which role he assumed on an interim basis effective August 19, 2024 following the mutually agreed termination of Ms. Chambers’ employment as our Chief Financial Officer in August 2024. Mr. Krulik was again appointed our interim principal financial officer on August 11, 2025.
(3)The amounts reported in the Bonus column (column (d)) reflect (i) a sign-on bonus paid to Ms. Campos, and (ii) a spot bonus paid to Ms. Chambers during FY 2025 and (ii) a sign-on bonus Ms. Chambers was paid during FY 2023.

(4)The amounts reported in the Stock Awards column (column (e)) for FY 2025 reflect the grant date fair value associated with restricted stock unit or performance stock unit awards, as applicable, under the 2022 Employee Plan, the 2024 Omnibus Incentive Plan or the 2024 Inducement Incentive Plan, calculated in accordance with the provisions of the ASC Topic 718 (Financial Accounting Standards Board Accounting Standards Codification 718, Compensation – Stock Compensation). Additional information about the assumptions that we used when valuing equity awards is set forth in our Annual Report on Form 10-K in Note 12 to the financial statements. Pursuant to SEC rules, the amounts shown exclude the impact of estimated forfeitures related to service-based vesting conditions. All of the awards made to our Named Executive Officers during FY 2025 were time-vesting restricted stock units vesting ratably over three years except that Ms. Campos also was granted 146,772 performance stock units that would be earned if applicable performance goals were achieved. The grant date fair value of the performance stock units included in the table above is based on the probable outcome of the performance goals using a Monte Carlo simulation method. The grant date fair value of the performance stock units assuming the achievement of the maximum level of performance goals was $510,000.
(5)The amount reported for FY 2025 in the All Other Compensation column (column (i)) reflects payments related to health insurance coverage.
The Company cautions that the amounts reported in the Fiscal Year 2025 Summary Compensation Table for Stock Awards (column (e)) reflect the grant date fair value and may not represent the amounts that the Named Executive Officers will actually realize from the awards. Whether, and to what extent, a Named Executive Officer realizes value will depend on the Company’s actual operating performance, stock price fluctuations, and the Named Executive Officer’s continued employment, and for performance based shares, the achievement of performance criteria. Additional information on all outstanding stock awards as of March 31, 2025 is reflected in the Fiscal 2025 Outstanding Equity Awards at Year-End table below.
FISCAL 2025 GRANTS OF PLAN-BASED AWARDS
The following table supplements the disclosure in the Fiscal Year 2025 Summary Compensation Table with respect to plan-based awards made to the Named Executive Officers in fiscal 2025. Mr. Hulett did not receive any plan-based awards in fiscal 2025.

Name (a)	Grant Date (b)	Estimated Future Payouts Under Non-Equity Incentive Plan Awards (1)			Estimated Future Payouts Under Equity Incentive Plan Awards			All Other Stock Awards: Number of Shares of Stock or Units (#) (i)	Grant Date Fair Value of Stock and Option Awards (l)
		Threshold ($)	Target ($)	Maximum ($)	Threshold (#)	Target (#)	Maximum (#)

Sandra Campos (2)	4/29/2024	—	550,000	1,100,000	—	—	—	483,092	$2,000,001
	1/15/2025	—	—	—	—	—	—	146,772	$750,005
	1/15/2025	—	—	—	—	—	146,772	—	$510,000
Robyn D'Elia (3)	9/27/2024	—	318,750	637,500	—	—	—	250,000	$920,000
Douglas Krulik	9/27/2024	—	—	—	—	—	—	40,000	$147,200
Christine Chambers	5/16/2024	—	—	—	—	—	—	74,850	$344,310
(1)Represents target and maximum potential bonuses under the AIP for FY 2025. No bonuses were paid or earned for FY 2025.
(2)For FY 2025, in addition to time-vesting restricted stock units, Ms. Campos was granted 146,772 performance stock units that would be earned if predetermined levels of our total shareholder return relative to the S&P 600 Specialty Retail Index were achieved over a three-year performance period ending on December 31, 2027. This award was granted under the 2024 Omnibus Incentive Plan.
(3)Ms. D’Elia’s restricted stock units were granted under the 2024 Inducement Incentive Plan.

FISCAL 2025 OUTSTANDING EQUITY AWARDS AT YEAR-END
The following table sets forth certain information regarding equity-based awards held by our Named Executive Officers as of March 31, 2025, which consist of awards of restricted stock, restricted stock units, and performance stock units. Following the end of FY2025, we entered into Separation Agreements with Ms. Campos and Ms. D’Elia that altered the treatment of their outstanding equity awards, as described under The impact of the Campos Separation Agreement on her long-term incentive awards is described below under “Employment Agreements and Other Agreements with the Fiscal Year 2025 Named Executive Officers.”

	Stock Awards
Name(a)	Number of Shares or Units of Stock That Have Not Vested (#) (g)		Market Value of Shares or Units of Stock That Have Not Vested ($) (h)	Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights That Have Not Vested (#) Shares or Units of Stock That Have Not Vested (#) (g)		Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or Other Rights That Have not Vested ($)

Sandra Campos	635,946	(1)	2,664,614	146,772	(2)	$614,975

Robyn D'Elia	250,000	(3)	1,047,500	—		$0

Douglas Krulik	40,000	(4)	167,600	—		$0
(1)Includes a grant of 483,092 restricted stock units on April 29, 2024 with a vesting schedule of one third on each of the first three anniversaries of the grant date, a grant of 146,772 restricted stock units on January 15, 2025 with a vesting schedule of one third on each of the first three anniversaries of the grant date, 2,500 restricted stock units that will vest on August 3, 2025, 2,500 restricted stock units that will vest on August 3, 2026, 541 restricted stock vesting on May 17, 2025, and 541 restricted stock vesting on May 17, 2026 .
(2)These performance stock units were granted on January 15, 2025. They will be earned if predetermined levels of our total shareholder return relative to the S&P 600 Specialty Retail Index are achieved over a three-year performance period ending on December 31, 2027.
(3)Consists of a grant of restricted stock units on September 27, 2024 that will vest one third on each of the first three anniversaries of the grant date.
(4)Consists of a grant of restricted stock units on September 27, 2024 that will vest one third on each of the first three anniversaries of the grant date.
The amounts reported in the Market Value of Shares or Units of Stock That Have Not Vested column (column (h)) were determined by multiplying the number of shares of common stock, as applicable, by $4.19, the closing price of common stock on March 31, 2025. The Company cautions that the amounts reported in the 2025 Grants of Plan-Based Awards table and the Fiscal 2025 Outstanding Equity Awards at Year-End table for these stock awards reflect the grant date fair value and market value at March 31, 2025, and may not represent the amounts that the Named Executive Officers will actually realize from the awards. Whether, and to what extent, a Named Executive Officer realizes value will depend on the Company’s actual operating performance, stock price fluctuations, and the Named Executive Officer’s continued employment.
FISCAL 2025 OPTION EXERCISES AND STOCK VESTED
The following table sets forth certain information regarding delivery of stock upon the release of restrictions on restricted stock by each of our Named Executive Officers listed in the Fiscal Year 2025 Summary Compensation Table, during fiscal 2025.

	Option Awards		Stock Awards
Name (a)	Number of Shares Acquired on Exercise (#) (b)	Value Realized on Exercise ($) (c)	Number of Shares Acquired on Vesting (#) (d)	Value Realized on Vesting ($) (e)

Sandra Campos	—	—	3,041	$11,653
Robyn D'Elia	—	—	—	$—
Douglas Krulik	—	—	—	$—
Mathew Hulett	—	—	30,000	$124,950
Christine Chambers	—	—	53,925	$189,735
The value realized on the vesting of restricted stock for Ms. Campos was determined by multiplying the 541 shares acquired on vesting by $4.58 the closing price of the common stock at the vesting date, on May 17, 2024 plus multiplying the 2,500 shares acquired on vesting by $3.67 the closing price of the common stock at the vesting date, on August 3, 2024.
Fiscal 2025 Pension Benefits and Deferred Compensation
The Company does not provide pension benefits and the Company does not have provisions for deferred compensation.

Employment Agreements and Other Agreements with the Fiscal Year 2025 Named Executive Officers
Sandra Y. Campos, Former Chief Executive Officer and President

On April 29, 2024, the Company entered into an employment agreement with Ms. Campos to serve as the Company’s Chief Executive Officer and President. The employment agreement provided for an initial employment term of three years and for automatic renewal for successive one year terms thereafter unless either party were to provide notice of non renewal at least 60 days prior to the end of the then-current term. As provided in the employment agreement, Ms. Campos would serve the Company on a full-time basis and will receive an annual base salary of $550,000, which could be increased in the discretion of the Board (but could not be decreased other than as part of a proportionate reduction in management salaries and wages applicable to all senior management). Ms. Campos received a signing bonus of $120,000, which was subject to repayment if Ms. Campos left the Company within one year under circumstances detailed in the employment agreement. Ms. Campos was also entitled to receive customary expense reimbursement (in accordance with the Company’s standard policies) and the medical, health, and other benefits provided to Company employees generally, including participation in the Company’s 401(k) plan, on the same basis as other employees generally. The employment agreement provided that Ms. Campos would be eligible to receive an annual performance bonus based on annual performance goals determined by the Board, with a target annual bonus of 100% of Ms. Campos’ base salary and a maximum bonus of 200% of base salary. The agreement included customary restrictive covenants, including confidentiality and non-solicitation covenants and a one-year post-employment non-compete restriction.
Under the employment agreement, Ms. Campos was entitled to equity grants under the Company’s current or future equity plan, as follows: on April 29, 2024, Ms. Campos received a grant of restricted stock units (“RSUs”) under the Company’s 2022 Employee Plan for 483,092 shares (RSUs equal to $2.0 million divided by the closing price of the Company’s common stock on the Nasdaq Stock Market on the date of grant). Such RSUs were scheduled to vest in one-third increments on each of the first three anniversaries of the date of grant so long as Ms. Campos continued to be employed by the Company on each vesting date, and such RSUs otherwise contained the standard provisions for RSU grants by the Company. Thereafter, Ms. Campos was entitled to annual grants of RSUs and performance stock units (“PSUs”) having an aggregate value per grant of $750,000 for the annual RSU grant and $750,000 for the annual PSU grant, with such value being calculated based on the closing price of the Company’s common stock on the date of grant but subject to a floor of $4.00 per share. The RSUs included in any such annual grants would vest in the same manner as the initial RSU grant, and the PSUs would have a 3-year performance period and such performance goals and other terms determined by the Board.

The employment agreement provided that Ms. Campos’ employment could be terminated by either the Company or Ms. Campos at any time prior to the scheduled expiration date of the agreement, subject to notice requirements and subject to certain potential severance payment obligations based on the nature of the termination. Specifically, Ms. Campos’ employment could be terminated by the Company with or without “Cause” (as defined in the employment agreement) or by Ms. Campos with or without “Good Reason” (as defined in the employment agreement). “Cause” was customarily defined to include a material breach of the employment agreement, commission of a felony, and certain types of dishonesty and misconduct, all as more particularly defined in the employment agreement. “Good Reason” included certain material adverse changes in Ms. Campos’ duties, responsibilities, functions or title with the Company or a material breach of the employment agreement by the Company, as more particularly defined in the employment agreement.

In the event that the Company were to terminate Ms. Campos’ employment without Cause or determines not to renew the employment agreement upon expiration, or Ms. Campos were to resign for Good Reason in the manner described or required in the employment agreement, the agreement provided that Ms. Campos would be entitled to receive, contingent on Ms. Campos delivering a general release of claims to the Company, severance compensation in the form of continuation of her base salary in effect at the time of termination, as well as reimbursement for COBRA premiums, for a period of 12 months after termination. If such termination of employment occurred during the 12-month period following a “Change of Control” (as defined in the employment agreement), then Ms. Campos would have been entitled to receive, contingent on delivery of a general release to the Company, severance compensation in the form of continuation of her base salary in effect at the time of termination for a period of 24 months, as well as reimbursement for COBRA premiums for a period of 18 months, after termination, and she would also have been entitled to receive a pro rata amount of her target bonus for the year of termination, accelerated vesting of all unvested RSUs then held by her, and vesting of unvested PSUs then held by her in the manner specified in the employment agreement.

On August 11, 2025, in connection with Ms. Campos’s resignation, she entered into the Campos Separation Agreement with the Company. Under the terms of the Campos Separation Agreement, in exchange for the execution by Ms. Campos of a general release and waiver of claims against the Company and an agreement to provide the Company with consulting services for a period of 3 months on an as-needed basis, the Company will pay Ms. Campos severance compensation in the form of the continuation of her annual base salary of $550,000 for a period of 13 months and reimbursement of COBRA premiums for 18 months. The Campos Separation Agreement also provides that the Company will, to the extent not already vested, accelerate the vesting of a pro-rata portion of the restricted stock units previously awarded to her (calculated based on the number of days during the full vesting period of each such award during which Ms. Campos was employed by the Company). All other restricted stock units and performance stock units will be forfeited. The Campos Separation Agreement provides that Ms. Campos’ employment agreement with the Company was terminated effective immediately, subject to continuation of certain covenants (including restrictive covenants) by Ms. Campos.

Robyn D’Elia, Former Chief Financial Officer

On September 11, 2024, the Company entered into an employment agreement with Robyn D’Elia to serve as the Company’s Chief Financial Officer and to assume the duties of principal financial officer effective September 16, 2024. The employment agreement provided for an employment term of three years. As provided in the employment agreement, Ms. D’Elia was to serve the Company on a full-time basis and receive an annual base salary of $425,000, which could be increased in the discretion of the Board (but could not be decreased other than as part of a proportionate reduction in management salaries and wages applicable to all senior management). Ms. D’Elia was also entitled to receive customary expense reimbursement (in accordance with the Company’s standard policies) and the medical, health, and other benefits provided to Company employees generally, including participation in the Company’s 401(k) plan on the same basis as other employees generally. The employment agreement provided that Ms. D’Elia was eligible to receive an annual performance bonus based on annual performance goals determined by the Board, with a target annual bonus of 75% of Ms. D’Elia’s base salary and a maximum bonus of 150% of base salary, pro rated for the Company’s fiscal year ending March 31, 2025. The agreement included customary restrictive covenants, including confidentiality and non-solicitation covenants and a one-year post-employment non-compete restriction.

Under the employment agreement, Ms. D’Elia was entitled to equity grants under the Company’s current or future equity plans, as follows: On September 27, 2024, Ms. D’Elia received a grant of RSUs equal to $1.0 million divided by the Reference Price. Such RSUs would vest in one-third increments on each of the first three anniversaries of the date of grant so long as Ms. D’Elia continued to be employed by the Company on each vesting date, and such RSUs otherwise contained the standard provisions for RSU grants by the Company. Thereafter, Ms. D’Elia was entitled to annual grants of RSUs and PSUs consisting of a number of RSUs equal to $240,000 divided by the Reference Price and a number of PSUs equal to $360,000 divided by the Reference Price. The RSUs included in any such annual grants would vest in the same manner as the initial RSU grant, and the PSUs would vest if the PSU performance goals as determined by the Board were achieved, and would be earned over a three-year performance period.

The employment agreement provided that Ms. D’Elia’s employment could be terminated by either the Company or Ms. D’Elia at any time prior to the scheduled expiration date of the agreement, subject to notice requirements and subject to certain potential severance payment obligations based on the nature of the termination. Specifically, Ms. D’Elia’s employment could be terminated by the Company with or without “Cause” (as defined in the CFO Employment Agreement) or by Ms. D’Elia with or without “Good Reason” (as defined in the CFO Employment Agreement). “Cause” was customarily defined to include a material breach of the CFO Employment Agreement, commission of a felony, and certain types of dishonesty and misconduct, all as more particularly defined in the CFO Employment Agreement. “Good Reason” included certain material adverse changes in Ms. D’Elia’s duties, responsibilities, functions or title with the Company or a material breach of the CFO Employment Agreement by the Company, as more particularly defined in the CFO Employment Agreement.

In the event that the Company were to terminate Ms. D’Elia’s employment without Cause, or Ms. D’Elia were to resign for Good Reason in the manner described or required in the CFO Employment Agreement, the CFO Employment Agreement provided that Ms. D’Elia would be entitled to receive, contingent on Ms. D’Elia delivering a general release of claims to the Company, severance compensation in the form of continuation of her base salary in effect at the time of termination, as well as reimbursement for COBRA premiums, for a period of 12 months after termination, she would also be eligible for a pro rata cash payment based on the achievement of performance goals related to her annual bonus opportunity as determined by the Board, and vesting of unvested RSUs and PSUs then held by her in the manner specified in the CFO Employment Agreement. If such termination of employment were to occur during the 12-month period following a “Change of Control” (as defined in the CFO Employment Agreement), then Ms. D’Elia would have been entitled to receive, contingent on delivery of a general release to the Company, severance compensation in the form of continuation of her base salary in effect at the time of termination and reimbursement for COBRA premiums for a period of 12 months after termination, she would also have been eligible for a pro rata cash payment based on the achievement of performance goals related to her annual bonus opportunity as determined by the Board and accelerated vesting of all unvested RSUs then held by her, and vesting of unvested PSUs then held by her in the manner specified in the CFO Employment Agreement.

On August 11, 2025, in connection with Ms. D’Elia’s resignation, she entered into the D’Elia Separation Agreement with the Company. Under the terms of the D’Elia Separation Agreement, in exchange for the execution by Ms. D’Elia of a general release and waiver of claims against the Company and an agreement to provide the Company with consulting services for a period of 3 months on an as-needed basis, the Company will pay Ms. D’Elia severance compensation in the form of the continuation of her annual base salary of $425,000 for a period of 13 months and reimbursement of COBRA premiums for 18 months. The D’Elia Separation Agreement also provides that the Company will, to the extent not already vested, accelerate the vesting of a pro-rata portion of the restricted stock units previously awarded to her (calculated based on the number of days during the full vesting period of the restricted stock unit award during which Ms. D’Elia was employed by the Company). All other restricted stock units will be forfeited. The D’Elia Separation Agreement provides that the CFO Employment Agreement was terminated effective immediately, subject to continuation of certain covenants (including restrictive covenants) by Ms. D’Elia.

Christine Chambers, Former Chief Financial Officer, Treasurer, and Secretary

On August 3, 2022, the Company entered into an employment agreement with Ms. Chambers to serve as the Company’s Chief Financial Officer. The employment agreement was for an initial term of one year commencing on August 3, 2022 and would automatically renew for successive one year terms, or for longer periods as mutually agreed upon by the parties, unless the employment agreement was expressly cancelled by either Ms. Chambers or the Company 60 days prior to the end of the then current term or is otherwise terminated as provided in the agreement. The employment agreement provided that Ms. Chambers would receive an annual base salary of $375,000, subject to periodic review for increases with the approval of the Board of Directors, and would be eligible to participate in the standard employee benefit plans generally available to executives and employees of the Company, including health insurance, life and disability insurance, restricted stock under the Company’s equity compensation plan(s), 401(k) plan, and paid time off and paid holidays. Ms. Chambers also received pursuant to the terms of the employment agreement a one-time sign-on bonus in the amount of $50,000, which was subject to pro-rata repayment if Ms. Chambers terminated employment with the Company within the first twelve months of employment. In addition, the Company would reimburse Ms. Chambers for her documented business expenses incurred in connection with her employment pursuant to the Company's standard reimbursement expense policy and practices. The provisions of Ms. Chambers’ employment agreement relating to termination of employment are described below under “Potential Payments on Termination and/or Change of Control.”
On August 3, 2022, Ms. Chambers received an award of 13,000 shares of restricted stock under the Company’s 2016 Employee Equity Compensation Restricted Stock Plan (“2016 Employee Plan”), which stock restrictions would lapse pro rata on each of August 3, 2023, August 3, 2024, and August 3, 2025, which were subject to forfeiture in the event of termination of employment (except as provided in the restricted stock agreement).
On August 3, 2022, Ms. Chambers also received an award of 3,000 shares of performance restricted stock under the 2016 Employee Plan, which performance restricted shares were subject to vesting based on the attainment of performance criteria equally weighted between adjusted EBITDA and revenue during the fiscal year 2023, which performance restricted stock was forfeited pursuant to the terms of the performance criteria set forth in the award.
On June 15, 2023, Ms. Chambers was granted 11,750 RSUs under the 2022 Employee Plan subject to time-based vesting, of which 3,750 of the RSUs were awarded in recognition of Ms. Chambers’ contributions during fiscal year 2023 and of which the remaining 8,000 were part of the equity award cycle for fiscal year 2024. The RSUs were scheduled to vest in one-third increments on each of the first three anniversaries of the date of grant, subject to Ms. Chambers’ continued employment with the Company through the applicable vesting date. Notwithstanding the foregoing, in the event that Ms. Chambers resigned for “Good Reason” (as defined in the RSU award agreement) or was terminated without cause prior to the vesting of the RSUs, a pro rata portion of the unvested RSUs that would have otherwise vested at the end of year of termination would become vested upon termination.
Also on June 15, 2023, Ms. Chambers received a grant of 8,000 PSUs. The PSUs were based on the Company’s total shareholder return (“TSR”) relative to the S&P 600 Specialty Retail Index (“Index”) over an overall three-year performance period consisting of the 2024 through 2026 fiscal years, as follows:
● 100% of the target number of shares, which was 8,000 shares, would be earned if the Company’s TSR is equal to or greater than the 75th percentile of the Index (the “maximum target payout”);
● 50% of the target number of shares, which was 4,000 shares, would be earned if the Company’s TSR is equal to at least the 50th percentile of the Index;
● 25% of the target number of shares, which was 2,000 shares, would be earned if the Company’s TSR is equal to at least the 25th percentile of the Index (the “minimum threshold”);
● No shares would be earned if the TSR was less than the 25th percentile of the Index, and the payout would be capped at 2,000 shares if absolute TSR is negative, regardless of relative position to the Index; and
● Linear scaling would be used to determine the number of shares earned for performance between the maximum target payout level and the minimum threshold payout level.

With certain exceptions (such as death and disability), the PSUs would be forfeited if Ms. Chambers ceases to be employed before the end of the performance period.

On May 31, 2024, we entered into a Transition and Separation Agreement with Ms. Chambers pursuant to which we and Ms. Chambers agreed to the mutual termination of her employment following a transition period. Under the terms of the agreement, Ms. Chambers continued to serve as our Chief Financial Officer, Secretary, and Treasurer on a full-time basis for a transition period that ended in August 2024. The agreement provided that, during the transition period, Ms. Chambers would continue to receive her current base salary and benefits, and upon the completion of the transition period and contingent on Ms. Chambers’ complying with the terms of the agreement, we would accelerate the vesting of all unvested restricted shares and restricted stock units that were originally scheduled to vest on or before August 3, 2025. Under the agreement, 3,917 of the restricted stock units and the 8,000 performance stock units granted to Ms. Chambers in fiscal year 2024 were deemed forfeited on May 31, 2024.

Mathew N. Hulett, Former Chief Executive Officer and President

During FY 2025, the Company had in effect an employment agreement with Mr. Hulett, our former chief executive officer and president. The employment agreement was for an initial term of three years commencing on August 30, 2021 and would automatically renew for successive one year terms, or for longer periods as mutually agreed upon by the parties, unless the employment agreement were to be expressly cancelled by either Mr. Hulett or the Company 60 days prior to the end of the then current term or if it were otherwise terminated as provided in the agreement. The employment agreement provided that Mr. Hulett would receive an annual base salary of $500,000, subject to periodic review for increases with the approval of the Board, and would be eligible to participate in the standard employee benefit plans generally available to executives and employees of the Company, including health insurance, life and disability insurance, restricted stock under the Company’s equity compensation plan(s), 401(k) plan, and paid time off and paid holidays. The employment agreement also provided that the Company would reimburse Mr. Hulett for his documented business expenses incurred in connection with his employment pursuant to the Company's standard reimbursement expense policy and practices.

On April 29, 2024, the Company and Mr. Hulett entered into a Transition and Separation Agreement pursuant to which Mr. Hulett resigned as chief executive officer and president, and also as a director, of the Company effective April 29, 2024 (the “Separation Agreement”). Under the terms of the Separation Agreement, Mr. Hulett remained employed by the Company through May 10, 2024 to assist the Company in transition matters, and the Company paid Mr. Hulett severance compensation thereafter in the form of the continuation of his base salary and reimbursement of COBRA premiums through August 30, 2024, which was the scheduled expiration date of his employment agreement. The Separation Agreement also provided that the Company would accelerate the vesting of Mr. Hulett’s remaining unvested shares of restricted stock (consisting of 30,000 shares) previously granted under a Restricted Stock Agreement between the Company and Mr. Hulett. Mr. Hulett agreed to a general release and waiver of claims against the Company as a condition receiving the foregoing amounts, and he agreed to provide the Company, on an as-needed and as-requested basis, such consulting services as the Company may from time to time reasonably request, up to a maximum of five hours during each calendar week, through August 30, 2024.
Douglas Krulik, Interim Principal Financial Officer (served August 19, 2024 to September 16, 2024; appointed again on August 11, 2025)
On July 23, 2024, the Company entered into an offer letter (“Offer Letter”) with Mr. Krulik to set forth the terms and conditions of Mr. Krulik’s employment as Chief Accounting Officer of the Company. Mr. Krulik will receive an annual base salary of $300,000, he will be entitled to participate in the Company’s current employee benefit plans and programs, including medical, dental, vision, 401(k), and he will be eligible to receive annual equity awards under the Company’s equity incentive plans as in effect from time to time. Mr. Krulik received an initial equity award on September 27, 2024 in respect of FY 2025 consisting of an award of 40,000 RSUs. Such RSUs will vest in equal one-third increments on each of the first three (3) anniversaries of the grant date. Mr. Krulik will be entitled to severance benefits in the event the Company terminates his employment other than for Cause (as defined in the Offer Letter) within his first full year of employment, consisting of six months of severance pay at his base salary at the time of termination.

Employment Agreement subsequent to the Fiscal Year 2025

On October 20 2025, the Company entered into an Interim Executive Employment Agreement with Leslie C.G. Campbell that will govern the terms of Ms. Campbell’s role as Interim Chief Executive Officer and President of the Company. The employment agreement with Ms. Campbell provides that Ms. Campbell will serve as Interim Chief Executive Officer and President for a term of one year beginning on August 11, 2025 and continuing through August 10, 2026, provided that Ms. Campbell’s employment is on an at-will basis and may be terminated earlier at any time by either the Board or Ms. Campbell with or without cause and without any severance compensation payable to Ms. Campbell. As provided in the employment agreement, Ms. Campbell will serve the Company on a full-time basis, will work in-person from the Company’s Delray Beach, Florida headquarters, and will receive an annual base salary of $1.3 million, which may be increased in the discretion of the Board (but may not be decreased other than as part of a proportionate reduction in management salaries and wages applicable to all senior management). Ms. Campbell will be entitled to 4 weeks of vacation each year, will receive customary expense reimbursement (in accordance with the Company’s standard policies), and will receive the medical, health, and other benefits provided to Company employees generally, including participation in the Company’s 401(k) plan on the same basis as other employees generally. The agreement includes customary restrictive covenants, including confidentiality and non-solicitation covenants and a one-year post-employment non-compete restriction.
Potential Payments on Termination and/or Change of Control

This section describes the payments and other benefits that would have been provided to Ms. Campos, Ms. D’Elia or Mr. Krulik upon termination or change of control of the Company pursuant to and as described in their respective employment agreements that were in effect as of the end of FY 2025, as described under “Employment Agreements and Other Agreements with the Fiscal Year 2025 Named Executive Officers.” Because the employment of Mr. Hulett and Ms. Chambers terminated prior to the end of FY 2025, we have only disclosed the payments and benefits they actually received in connection with their employment terminations. The compensation and other benefits that Ms. Campos and Ms. D’Elia received following their resignations after the end of FY 2025 under their Separation Agreements are described above under “Employment Agreements and Other Agreements with the Fiscal Year 2025 Named Executive Officers.”

The table below provides estimates for compensation that would have been payable to Ms. Campos, Ms. D’Elia and Mr. Krulik under hypothetical termination of employment and change of control scenarios under our compensatory arrangements other than nondiscriminatory arrangements generally available to salaried employees as they were in effect on March 31, 2025. Due to the number of factors and assumptions that can affect the nature and amount of any benefits provided upon the events discussed below, any amounts paid or distributed upon an actual event may differ.

For purposes of the hypothetical payment estimates shown in the below table, some of the important assumptions were:
• Named Executive Officers’ (“NEOs’”) rate of base salary as of March 31, 2025;
• Change of control occurring on March 31, 2025;
• Termination of the NEO’s employment occurring on March 31, 2025; and
• A price per share of $4.19, which was the closing price of our common stock on March 31, 2025, the final trading day of fiscal year 2025.

Each of the columns in the table below show the total hypothetical payment estimate upon a specified event occurring on March 31, 2025, and the amounts in the columns should not be aggregated across the table.

	Involuntary Termination (1)	Involuntary Termination within 12 months after a Change of Control (2)
Ms. Campos
Base salary continuation	$550,000	$1,100,000
Pro rata bonus	$—	$550,000
Continued benefits	$37,790	$37,790
Equity acceleration	$672,000	$3,275,055
Total	$1,259,790	$4,962,845
Ms. D’Elia
Base salary continuation	$425,000	$425,000
Pro rata bonus	$318,750	$318,750
Continued benefits	$22,986	$22,986
Equity acceleration	$177,933	1,047,500
Total	$944,669	$1,814,236
Mr. Krulik
Severance pay	$150,000	$150,000
Equity acceleration	$—	167,600
Total	$150,000	$317,600
(1) For purposes of this table, an involuntary termination consists of our termination of the NEO’s employment without cause or, in the case of Ms. Campos or Ms. D’Elia, a resignation with good reason.
(2) For purposes of this table, an involuntary termination within 12 months after a change of control consists of our termination of the NEO’s employment without cause or, in the case of Ms. Campos and Ms. D’Elia, a resignation with good reason. The equity acceleration values assume full acceleration upon a change of control or a simultaneous qualifying termination of employment and a change of control.

The actual benefits Mr. Hulett and Ms. Chambers received in connection with their separations from employment during FY 2025 are described under “Employment Agreements and Other Agreements with the Fiscal Year 2025 Named Executive Officers.” The compensation and other benefits that Ms. Campos and Ms. D’Elia received following their resignations after the end of FY 2025 under their Separation Agreements are described above under “Employment Agreements and Other Agreements with the Fiscal Year 2025 Named Executive Officers.”
Non-Compete and Non-Disclosure Agreements
Ms. Campos, who was appointed as our Chief Executive Officer in April 2024, Ms. D’Elia, who was appointed as our Chief Financial Officer in September 2024, Mr. Krulik, who served as our interim Principal Financial Officer from August 19, 2024 to September 16, 2024, Ms. Chambers, who served as our Chief Financial Officer from August 2022 to August 2024 , and Mr. Hulett, who served as our chief executive officer from August 2021 to April 2024, are each subject to restrictive covenants regarding non-disclosure, non-compete and non-solicitation with the Company. Each executive agreed to keep in confidence any and all confidential business information the executive becomes aware of or learns or to which he/she has access during his/her employment with the Company which has not been publicly disclosed and is not a matter of common knowledge. Each executive also agreed that upon termination of employment, each will not, for a period of one (1) year after such termination, either directly or indirectly, as a principal, officer, director, proprietor, employee, contractor, partner, investor (apart from owning stock in any publicly traded corporation so long as such ownership does not exceed five percent (5%) of the total value of the outstanding stock of such corporation), advisor, agent, representative or other participant engage in any business that is in actual or prospective competition with the Company, solicit or otherwise attempt to induce or solicit, or in any other manner influence, any employee, vendor or prospective vendor of the Company to terminate or modify his/her/its relationship with the Company, or solicit or otherwise attempt to induce or solicit, or in any other manner influence, any customer or prospective customer of the Company.

Limitation on Liability and Indemnification Matters
Our Bylaws contain provisions that limit the liability of our directors and executive officers for monetary damages to the fullest extent permitted by the Florida Business Corporation Act, and requires us to indemnify our directors and executive officers made or threatened to be made a party to an action or proceeding, by reason of the fact that he or she serves or served in such capacity at our request to the maximum extent not prohibited by the Florida Business Corporation Act or any other applicable law and allow us to indemnify other officers, employees, and other agents as set forth in the Florida Business Corporation Act or any other applicable law.
We have entered, and intend to continue to enter, into separate indemnification agreements with our directors and executive officers, in addition to the indemnification provided for in our Bylaws and other applicable law. These agreements, among other things, require us to indemnify our directors and executive officers for certain expenses, including attorneys’ fees, judgments, penalties, fines, and settlement amounts actually and reasonably incurred by such person in any action or proceeding arising out of their services to us, or any of our subsidiaries or any other company or enterprise to which the person provides services at our request, including liability arising out of negligence or active or passive wrongdoing by the officer or director. We believe that these Bylaw provisions and indemnification agreements are necessary to attract and retain qualified persons as directors and officers. We also maintain directors' and officers' liability insurance, including dedicated Side A coverage.
Insofar as indemnification for liabilities arising under the Securities Act may be permitted to directors, executive officers or persons controlling us, we have been informed that in the opinion of the SEC such indemnification is against public policy as expressed in the Securities Act and is therefore unenforceable.
CEO Pay Ratio
In accordance with SEC rules, we are providing the ratio for FY 2025 of the annualized FY 2025 total compensation of Ms. Campos, who was serving as our CEO on March 31, 2025, which was the determination date we used to identify our median employee, to the annual total compensation of our median employee, excluding the CEO, as determined under Item 402 of Regulation S-K under the Exchange Act ("Regulation S-K”):
•the median of the annual total compensation of all employees of our Company (other than the CEO) was $35,319; and
•the annual total compensation of the CEO was $3,949,232 (annualized as described below).

Because two individuals served as our CEO during FY 2025, consistent with applicable Securities and Exchange Commission regulations, we have elected to calculate our CEO’s annual total compensation for purposes of the CEO pay ratio by annualizing the compensation of Ms. Campos, who began serving as our CEO on April 29, 2024, as follows:

Component	FY 2025 SCT Amount	Annualized Amount
Salary	$496,969	$550,000
Bonus	$120,000	$120,000
Stock awards	$3,260,006	$3,260,006
All other compensation	$17,624	$19,226
Total	$3,894,599	$3,949,232

Based on this information, for FY 2025, the ratio of the annual total compensation of the CEO to the median of the annual total compensation of all other employees was 112:1. We believe this ratio is a reasonable estimate calculated in a manner consistent with Item 402(u) of Regulation S-K. As permitted by SEC rules, to identify our median employee, we selected total direct compensation as our consistently applied compensation measure, which we calculated as actual salary paid to our employees for FY 2025 (including overtime for hourly employees), actual bonus or sales commission earned by our employees in FY 2025, and the value of equity awards granted to our employees in FY 2025.

For any full time employees who were hired during FY 2025, an estimated amount was used based on their hourly rate or annual salary. Further, we used March 31, 2025 as the date on which to determine our employee population and used the consistently applied compensation measure as described above to determine our median employee. In determining this population, we included all full-time and part-time employees other than the CEO. We did not include any contractors or workers employed through a third-party provider in our employee population. Based on this approach, we selected the individual who represented the median employee. We then calculated the annual total compensation for this individual using the same methodology we used for our Named Executive Officers in our Fiscal Year 2025 Summary Compensation Table.

2025 Pay versus Performance Disclosure

As required by Section 953(a) of the Dodd-Frank Wall Street Reform and Consumer Protection Act, and Item 402(v) of Regulation S-K, we are providing the following information about the relationship between “compensation actually paid” to our CEO and to our other NEOs and certain financial performance of the Company regarding fiscal years ended March 31, 2025, 2024, 2023, 2022, and 2021 Compensation actually paid, as determined under SEC requirements, does not reflect the actual amount of compensation earned by or paid to our executive officers during a covered year. For further information concerning the Company’s pay-for-performance philosophy and how the Company aligns executive compensation with the Company’s performance, refer to the Compensation Discussion and Analysis.
Pay versus Performance Table

Year[1]	Summary Compensation Table Total for CEO (Akdag)	Summary Compensation Table Total for CEO (Hulett)	Summary Compensation Table Total for CEO (Campos)	Compensation Actually Paid to CEO (Akdag)	Compensation Actually Paid to CEO (Hulett) [2]	Compensation Actually Paid to CEO (Campos) [2]	Average Summary Compensation Table Total for Other NEOs	Average Compensation Actually Paid to Other NEOs [2]	Value of Initial Fixed $100 Investment Based On:		Net Income ($Mn)	Company Selected Performance Measure: Stock Price [4]
									Company Cumulative TSR	Peer Group Cumulative TSR [3]
2025	—	$242,980	$3,894,599	—	$224,230	$3,667,160	$666,245	$630,754	$17.41	$398.95	-$6.27	$4.19
2024	—	$534,019	—	—	$(70,181)	—	$635,255	$358,968	$19.90	$511.93	-$7.46	$4.79
2023	—	$534,119	—	—	$(7,454,281)	—	$616,191	$389,848	$64.67	$393.15	$5.14	$16.24
2022	1,237,110	12,602,605	—	1,094,037	10,031,005	—	956,459	722,151	96.82	404.58	18.72	25.80
2021	2,194,586	—	—	2,429,241	—	—	784,689	909,443	126.46	497.53	23.92	35.18
Notes:
1.The CEO and other NEOs for the indicated years were as follows: (i) for 2025, our CEOs were Mr. Mathew N. Hulett, who served as our CEO from August 30, 2021 to May 10, 2024 and Sandra Campos, who served as our Chief Executive Officer from April 29, 2024 until her resignation on August 11, 2025, and our other NEOs were Ms. Robyn D’Elia, Mr. Douglas Krulik and Ms. Christine Chambers; (ii) for 2024, our CEO was Mr. Mathew N. Hulett, who served as our CEO from August 30, 2021 to May 10, 2024 and our other NEO was Ms. Christine Chambers, who has served as our CFO since August 3, 2022; (iii) for 2023, our CEO was Mr. Mathew N. Hulett and our other NEOs were Mr. Bruce Rosenbloom, who served as our chief financial officer from 2001 until August 2, 2022, and Ms. Christine Chambers; (iv) for 2022, our CEOs were Mr. Menders Akdag, who served as our CEO from 2001 until August 29, 2021, and Mr. Mathew N. Hulett and our other NEO was Mr. Bruce Rosenbloom; and (iv) for 2021, our CEO was Mr. Menders Akdag and our other NEO was Mr. Bruce Rosenbloom.
2.Amounts reported in this column are based on total compensation reported for our CEOs and other NEOs in the Summary Compensation Table (SCT) for the indicated fiscal years and adjusted as shown in the table below. Fair value of equity awards was computed in accordance with the Company’s methodology used for financial reporting purposes.

	Campos	Hulett
	2025	2025
Total Compensation for CEO as reported SCT for the covered year	$3,894,599	$242,980
Deduct pension values reported in SCT for the covered year	–	–
Deduct grant date fair value of equity awards reported in SCT for the covered year	3,260,006	–
Add pension value attributable to current year’s service and any change in pension value attributable to plan amendments made in the covered year	–	–
Add fair values as of the end of the covered year of all equity awards granted during the covered year that are outstanding and unvested as of the end of such covered year	3,039,130	–
Add fair value as of the vesting date of any awards granted in the covered year that vested during the covered year	–	–
Add dividends paid on unvested shares/share units and stock options	–	–
Add the change in fair value (whether positive or negative) as of the end of the covered year of any equity awards granted in any prior year that are outstanding and unvested as of the end of such covered year.	(3,649)	–
Add the change in fair value (whether positive or negative) as of the vesting date of any equity awards granted in any prior year for which all applicable vesting conditions were satisfied during the covered year	(2,914)	(18,750)
Subtract the fair value of any equity awards granted in a prior year that were forfeited in the covered year determined as of the end of the prior year	–	–
Compensation Actually Paid to CEO	$3,667,160	224,230

2025

Total Compensation for Other NEOs as reported SCT for the covered year	$666,245
Deduct pension values reported in SCT for the covered year	–
Deduct grant date fair value of equity awards reported in SCT for the covered year	470,503
Add pension value attributable to current year’s service and any change in pension value attributable to plan amendments made in the covered year	–
Add fair values as of the end of the covered year of all equity awards granted during the covered year that are outstanding and unvested as of the end of such covered year	405,033
Add fair value as of the vesting date of any awards granted in the covered year that vested during the covered year	43,862
Add dividends paid on unvested shares/share units and stock options	–
Add the change in fair value (whether positive or negative) as of the end of the covered year of any equity awards granted in any prior year that are outstanding and unvested as of the end of such covered year.	–
Add the change in fair value (whether positive or negative) as of the vesting date of any equity awards granted in any prior year for which all applicable vesting conditions were satisfied during the covered year	(6,962)
Subtract the fair value of any equity awards granted in a prior year that were forfeited in the covered year determined as of the end of the prior year	6,921
Compensation Actually Paid to Other NEOs	$630,754

3.The peer group comprises the component companies of the S&P 600 Specialty Retail Index. In the 2023 proxy statement, the peer group TSR calculation reflected the component companies of the compensation benchmarking peer group.

4. In accordance with SEC rules, the Company is required to include in the Pay versus Performance table the “most important” financial performance measure (as determined by the Company) used to link compensation actually paid to our executive officer to company performance for the most recently completed fiscal year. The Company determined Company stock price, which is a metric included in our incentive program, meets this requirement and therefore, we have included this performance measure in the Pay versus Performance table.
Description of the Relationship Between Compensation Actually Paid to our Named Executive Officers and Company Performance
The charts below describe the relationship between compensation actually paid to our chief executive officer and to our other Named Executive Officers (as calculated above) and our financial and stock performance for the indicated years. In addition, the first table below compares our cumulative TSR and peer group cumulative TSR for the indicated years.

Compensation Actually Paid ("CAP") vs. Net Income
$12,000
$8,000
$4,000
$0
-$4,000
-$8,000
-$12,000
$30
$20
$10
$0
-$10
-$20
-$30
Compensation Actually Paid in thousands)
Net Income (in millions)
2021
2022
2023
2024
2025
$2,429
$909
$24
$1,094
$10,031
$722
$19
-$7,454
$390
$5
-$70
$359
-$7
$224
$3,667
$631
-$6
PEO CAP (Akdag)
PEO CAP (Hulett)
PEO CAP (Campos)
Avg. Other NEO CAP
Net Income ($Mil.)

Compensation Actually Paid ("CAP") vs. Stock Price
Compensation Actually Paid in thousands
Stock Price
$12,000
$10,000
$8,000
$6,000
$4,000
$2,000
$0
-$2,000
-$4,000
-$6,000
-$8,000
-$10,000
$40.00
$35.00
$30.00
$25.00
$20.00
$15.00
$10.00
$5.00
$0.00
2021
2022
2023
2024
2025
$2,429
$909
$35.18
$1,094
$10,031
$722
$25.80
-$7,454
$390
$16.24
-$70
$359
$4.79
$224
$3,667
$631
$4.19
PEO CAP (Akdag)
PEO CAP (Hulett)
PEO CAP (Campos)
Avg. Other NEO CAP
Company Selected Measure

Company’s Most Important Financial Performance Measures
The following are the most important financial performance measures, as determined by the Company, that link compensation actually paid to our NEOs to the Company’s performance for the most recently completed fiscal year.
•Stock Price
•Adjusted EBITDA
•Revenue
Tax Deductibility
Section 162(m) of the Internal Revenue Code of 1986, as amended, limits the amount that we may deduct from our federal income taxes for compensation paid to certain executive officers, including our Named Executive Officers, to $1.0 million per executive officer per year.
While our Compensation and Human Capital Committee is mindful of the benefit to us of the full tax deductibility of compensation, our Compensation and Human Capital Committee believes that it should not be constrained by the requirements of Section 162(m) where those requirements would impair flexibility in compensating our Named Executive Officers in a manner that can best promote our corporate objectives. Therefore, our Compensation and Human Capital Committee may approve compensation that may not be fully deductible because of the limits of Section 162(m). Our Compensation and Human Capital Committee intends to continue to compensate our Named Executive Officers in a manner it believes is consistent with the best interests of our Company and our shareholders.

Stock-Based Incentives Throughout Our Workforce
We grant equity-based compensation in accordance with our 2024 Omnibus Incentive Plan and 2024 Inducement Incentive Plan, and previously under our 2015 Director Plan, 2016 Employee Plan, and 2022 Employee Plan, as part of our total rewards strategy to create an ownership culture and align the interests of our employees and directors with shareholders.

	Shares of Restricted Stock Outstanding as of March 31, 2025 (in thousands)	Common Stock Acquired on Vesting of Restricted Stock in FY 2025 (in thousands)	Restricted Stock Units Outstanding as of March 31, 2025 (in thousands)	Common Stock Acquired on Vesting of Restricted Stock Units in FY 2025 (in thousands)
Chief Executive Officer	1	1	782	3
Other Named Executive Officers	0	39	290	45
Non-Employee Directors	8	14	55	8
All Other Employees	9	70	222	13
Total	18	124	1,349	69

Fiscal Year 2025 Grants of Certain Equity Awards Close in Time to the Release of Material Nonpublic Information

During FY 2025, none of our Named Executive Officers were awarded options with an effective grant date during any period beginning four business days before the filing or furnishing of a Form 10-Q, Form 10-K, or Form 8-K that disclosed material nonpublic information, and ending one business day after the filing or furnishing of such reports.

DIRECTOR COMPENSATION

The Company’s non-employee director compensation philosophy includes an intention to provide non-employee directors a compensation package in line with identified peer group companies.  The Company believes that it is important to give non-employee directors a financial stake in the Company to encourage decisions and actions that will benefit all shareholders. As such, our non-employee directors participate equally in the gains and declines in the Company’s valuation. Our Compensation and Human Capital Committee and our Board of Directors review non-employee director compensation arrangements on a periodic basis.

Historically, and for fiscal year 2024 and through to May 19, 2024, our non-employee director compensation philosophy had been to structure the non-employee directors’ compensation package more heavily weighted to actual stock price performance. As such, the Company’s Board kept non-employee director compensation the same level as the prior years, with all non-employee directors receiving the same compensation regardless of duties within the Board structure, apart from the annual retainer fee for the Chair of the Board. The Company did not pay additional fees for committee chairs or committee membership, and no additional fees were paid for attending meetings. Each non-employee director who was a sitting member of our Board of Directors as of the date of our annual shareholder meeting for each such year received an annual retainer of $40,000, payable quarterly, and the Chair of the Board received an additional annual retainer fee of $15,000, payable quarterly, and an annual grant of 7,500 shares in the form of restricted stock (through fiscal year ended March 31, 2023) or restricted stock units (for fiscal year ended March 31, 2024), as determined by the Board of Directors pursuant to their election or re-election to the Board on the date of our annual shareholders meeting of such year under the 2015 Director Plan, unless otherwise determined by the Board of Directors. The annual grant of restricted stock or restricted stock units to the non-employee directors vested equally over a three-year period, on the anniversary of issuance date (the date of the annual shareholder’s meeting) so long as the recipient was a director on such date.

On and effective as of May 19, 2024, the Board approved certain amendments to the Company’s program for the compensation of non-employee directors (and as further amended on August 8, 2024, the “Amended Program”) in order to modernize the program and bring it into line with comparable peers. Pursuant to the Amended Program, each non-employee director of the Company will receive an annual cash retainer of $50,000, payable in arrears in equal quarterly payments, pro-rated for partial quarters, beginning in FY 2025. Such retainer will be $75,000 for the Chair of the Board beginning in fiscal year 2026. In addition, each non-employee director will receive annual cash retainers, as applicable, for service on the following committees of the Board: Audit Committee - $10,000 (or $20,000 for chairperson), Compensation and Human Capital Committee - $7,500 (or $15,000 for chairperson), Corporate Governance and Nominating Committee - $5,000 (or $10,000 for chairperson). Under the Amended Program as in effect prior to October 30, 2025, non-employee directors were entitled to receive an annual award of 7,500 restricted stock units under the 2024 Omnibus Incentive Plan (or a subsequent successor plan), which annual award will vest on the first anniversary of the date of grant, subject to the non-employee director continuing in service on the Board through the vesting date. The annual restricted stock unit award was to be granted on the day of the Company’s annual shareholder meeting each year. Also under the Amended Program as in effect prior to October 30, 2025, if a non-employee director was elected or appointed to the Board prior to the Company’s annual meeting of shareholders, upon such initial election or appointment, the non-employee director was to automatically receive an award of 7,500 restricted stock units under the 2024 Omnibus Incentive Plan, which amount was to be prorated for the time actually to be served as a non-employee director from the date of appointment or election until the Company’s next annual meeting of shareholders. Such initial grant of restricted stock units was to vest on the first anniversary of the date of the non-employee director’s election or appointment to the Board, subject to the non-employee director continuing in service on the Board through the vesting date. Also, annual retainers for non-employee directors elected or appointed to the Board prior to the Company’s annual meeting of shareholders are prorated during a director’s first year of service. The Company also pays the reasonable travel and accommodation expenses of non-employee directors in connection with their participation in meetings of the Board of Directors.

During FY 2025, on August 8, 2024 (the date of our 2024 annual meeting of shareholders) each non-employee director received the respective annual retainer fees (payable in arrears in equal quarterly payments) and was granted 7,500 restricted stock units under the 2024 Omnibus Incentive Plan, which grant vested on the first anniversary of the grant date, subject to the non-employee director continuing in service on the Board through the vesting date.

Meridian Compensation Partners, LLC was retained by the Compensation and Human Capital Committee to ensure the Amended Program for our non-employee directors was in line with industry standards, and comparable peer group to ensure the Company was well positioned to recruit and retain qualified board directors.
The following table summarizes the compensation earned by and paid to the Company’s non-employee directors for FY 2025.

FISCAL 2025 DIRECTOR COMPENSATION

Name (a)	Fees Earned or Paid in Cash ($) (b)	Stock Awards ($) (c)	All Other Compensation ($) (g)	Total ($) (h)

Leslie C.G. Campbell	53,750	24,450	—	78,200
Sandra Y. Campos (1)	—	—	—	—
Gian M. Fulgoni	53,077	24,450	—	77,527
Justin Mennen (2)	37,500	30,299	—	67,799
Diana Garvis Purcel	57,692	24,450	—	82,142
Leah Solivan (3)	32,280	28,260	—	60,540
(1) During FY 2025, Ms. Campos served as a non-employee director from April 1, 2024 until she was appointed as our chief executive officer on April 29, 2024, and received no director compensation in FY 2025.
(2) Mr. Mennen became a director on June 3, 2024.
(3) Ms. Solivan became a director on June 24, 2024.
The amounts reported in the Stock Awards column (column (c)) reflect the grant date fair value, associated with each director’s award under the 2024 Omnibus Incentive Plan, calculated in accordance with the provisions of the ASC Topic 718 (Financial Accounting Standards Board Accounting Standards Codification 718, Compensation – Stock Compensation).
The Company cautions that the amounts reported in the Fiscal 2025 Director Compensation table for stock awards reflect the grant date fair value and may not represent the amounts that the directors will actually realize from the awards. Whether, and to what extent, a director realizes value will depend on the Company’s actual operating performance, stock price fluctuations, and the director’s continued service on the Board.

On October 30, 2025, the Board approved an amendment to the Amended Program providing that (i) equity awards under the Amended Program would be made in the form of restricted shares rather than restricted stock units, (ii) the annual equity award to non-employee directors will be a number of restricted shares equal to $110,000 divided by the closing price of the Company’s common stock on the date of grant, provided that the annual award for 2025 was made on the date of the amendment to the Amended Program and with a floor closing price of $3.25, and (iii) the initial grant of restricted shares for new directors would be made on the date of appointment as a director and would be equal to a pro rated number of restricted shares subject to the immediately preceding annual grant.

Compensation and Human Capital Committee Interlocks and Insider Participation

During the fiscal year ended March 31, 2025, Leslie C.G. Campbell, Sandra Y. Campos (through April 29, 2024), Gian M. Fulgoni (through May_16, 2024), Diana Garvis Purcel, and Leah A. Solivan (appointed June 25, 2024), served on the Compensation and Human Capital Committee, and none of the Compensation and Human Capital Committee members serving at the time had ever been an officer or employee of the Company or of any of our subsidiaries, and none of our executive officers have served on the compensation committee or board of directors of any company of which any of our directors is an executive officer. Accordingly, insiders do not participate in compensation decisions.
CERTAIN RELATIONSHIPS AND RELATED PARTY TRANSACTIONS
Our Board’s policy requires that transactions with related parties must be entered into in good faith on fair and reasonable terms that are no less favorable to the Company than those that would be available in a comparable transaction in arm’s-length dealings with an unrelated third party. We have adopted written Related Party Transaction Policies and Procedures to comply with Item 404 of Regulation S-K, under which our executive officers, directors, nominees for election as a director, beneficial owners of more than 5% of any class of our common stock, and any members of the immediate family of any of the foregoing persons are not permitted to enter into a related-party transaction with us without the approval of our Board. The Audit Committee of our Board is responsible for the review and recommendation to the Board for approval of all related party transactions. In connection with its review of a related party transaction, the Audit Committee takes into account, among other factors it deems appropriate, whether the related party transaction is on terms no less favorable than terms generally available to an unaffiliated third-party under the same or similar circumstances, and the extent of the related party’s interest in the related party transaction. A related party is not deemed to have a direct or indirect material interest in a transaction and such transaction is not a related party transaction under our policy if such related party’s interest in such transaction arises only from an ownership interest of less than one percent in, or as a director of, such entity that is a party to the transaction.
Our Board, by a vote of the disinterested directors, must approve all related party transactions that are recommended by the Audit Committee. Since the beginning of the Company’s last fiscal year, the Company has not had, or been a party to, nor is there currently proposed, a transaction with a related party.
We have entered into an indemnification agreement with each of our directors and executive officers. The indemnification agreements and our Bylaws require us to indemnify our directors and executive officers to the fullest extent permitted by Florida law.
OTHER MATTERS
Note About Forward-Looking Statements

This Proxy Statement contains forward-looking statements. All statements contained in this Proxy Statement other than statements of historical fact, including statements regarding our future results of operations and financial position, our business strategy and plans, and our objectives for future operations, are forward-looking statements. The words "believe," "may," "will," "estimate," "continue," "anticipate," "intend," "expect," and similar expressions are intended to identify forward-looking statements. We have based these forward-looking statements largely on our current expectations and projections about future events and trends that we believe may affect our financial condition, results of operations, business strategy, short-term and long-term business operations and objectives, and financial needs. These forward-looking statements are subject to a number of risks, uncertainties, and assumptions, including those described in our 2025 Annual Report on Form 10-K. Moreover, we operate in a very competitive and rapidly changing environment. New risks emerge from time to time. It is not possible for our management to predict all risks, nor can we assess the impact of all factors on our business or the extent to which any factor, or combination of factors, may cause actual results to differ materially from those contained in any forward-looking statements we may make. In addition, some of our forward-looking statements are based on estimates and assumptions that may turn out to be inaccurate. In light of these risks, uncertainties, and assumptions, the future events and trends discussed in this Proxy Statement may not occur and actual results could differ materially and adversely from those anticipated or implied in the forward-looking statements. We undertake no obligation to revise or publicly release the results of any revision to these forward-looking statements, except as required by law. Given these risks and uncertainties, readers are cautioned not to place undue reliance on such forward-looking statements.

Other Business

As of the date of this Proxy Statement, our Board of Directors does not intend to present, or have any reason to believe others will present, any items of business other than those matters set forth in this Proxy Statement. If other matters are properly brought before the Board of Directors at the Annual Meeting, the persons named in the accompanying proxy or their duly authorized substitutes will be authorized to vote the shares represented by it on such matters or otherwise act thereon in accordance with the recommendation of our Board of Directors to the extent authorized by Rule 14a-4(c) of the Exchange Act.
WHERE YOU CAN FIND ADDITIONAL INFORMATION

A copy of our 2025 Annual Report on Form 10-K, exclusive of certain exhibits filed with the SEC, accompanies this Proxy Statement. These exhibits, as well as our quarterly reports on Form 10-Q, current reports on Form 8-K and other information filed by the Company with the SEC, are available to the public free of charge over the internet at our website at www.petmeds.com under the section "Investors” located at the bottom of the website page or at the SEC's web site at www.sec.gov, or upon written request to the Corporate Secretary, PetMed Express, Inc., 420 South Congress Avenue, Delray Beach, FL 33445 or by contacting Investor Relations at 1-800-738-6337, or by email at investor@petmeds.com. Our SEC filings are available through our website as soon as reasonably practicable after we have electronically filed or furnished them to the SEC. The information on our website is not a part of this Proxy Statement.

PETMED EXPRESS, INC.

The undersigned hereby appoints Leslie C.G. Campbell and Robert Lawsky, and each of them, acting individually or in the absence of others, proxies, with full power of substitution in each of them, for and on behalf of the undersigned to represent and to vote as proxies, as directed and permitted herein to vote the undersigned's shares of Common Stock of PetMed Express, Inc. (the "Company") at the 2025 Annual Meeting of Shareholders of the Company to be held virtually on Wednesday, January 21, 2026 at 11:00 A.M. Eastern Time, and at any adjournment(s) or postponement(s) thereof and any meeting which may be called in lieu thereof, upon matters set forth in the Company's proxy statement for the 2025 Annual Meeting of Shareholders and, in their judgment and discretion, upon such other business as may properly come before the meeting. In order to attend the meeting, you must register at https://web.viewproxy.com/petmeds/2025 by 11:59 PM ET on January 19, 2026. On the day of the Annual Meeting of Shareholders, if you have properly registered, you may enter the meeting by clicking on the link provided and the password you received via email in your registration confirmations. Further instructions on how to attend and vote at the Annual Meeting of Shareholders are contained in the Proxy Statement in the sections titled "Questions And Answers About The Proxy Materials, Annual Meeting, And Voting" under "How do I attend the Annual Meeting virtually?" and "How do I vote at the Annual Meeting virtually?".

The undersigned hereby revokes any other proxy or proxies previously given to vote or act with respect to the shares of Common Stock of the Company held by the undersigned, and hereby ratifies and confirms all actions the herein named attorneys, agents, and proxies, their substitutes, or any of them may lawfully take by virtue hereof.

This proxy when properly executed will be voted in the manner directed hereof by the Shareholder.

If no direction is made, this proxy will be voted "FOR" all nominees listed in Item 1, and "FOR" Items 2 and 3.

Please Vote, Sign and Date Your Proxy Card and Return it Promptly in the Enclosed Envelope.

To include any comments, please mark this box. ☐

To change your address, please mark this box. ☐

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PetMeds™

2025 ANNUAL MEETING OF SHAREHOLDERS
WEDNESDAY, JANUARY 21, 2026 AT 11:00 A.M. ET
TO BE HELD VIRTUALLY

Important Notice Regarding the Availability of Proxy Materials for the 2025 Annual Meeting of Shareholders to be held January 21, 2026
The Notice of Annual Meeting, Proxy Statement and our fiscal year 2025 Annual Report on Form 10-K are available at: https://web.viewproxy.com/petmeds/2025

Votes must be indicated (x) in Black or Blue Ink. ☒

The Board of Directors unanimously recommends a vote "FOR" all nominees listed in Item 1:

1. To elect the five nominees listed below to the Board of Directors:

Nominees:	FOR	AGAINST	ABSTAIN
(01) Peter Batushansky	☐	☐	☐
(02) Leslie C.G. Campbell	☐	☐	☐
(03) James LaCamp	☐	☐	☐
(04) Justin Mennen	☐	☐	☐
(05) Leah A. Solivan	☐	☐	☐

The Board of Directors unanimously recommends a vote "FOR" Items 2 and 3:

In their discretion, the proxyholders are authorized to vote upon such other business as may properly come before the meeting or any adjournments or postponements thereof and any meeting which may be called in lieu thereof.

DO NOT PRINT IN THIS AREA
(Shareholder Name & Address Data)

Dated: ____________________

Signature ____________________

Signature ____________________

The signature of this Proxy should correspond exactly with the shareholder's name as printed to the left. In case of joint tenancies, co-executors, or co-trustees, both should sign. Persons signing as attorney, executor, administrator, trustee, corporate officer, custodian or guardian should give their full title.

CONTROL NUMBER

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SCAN TO
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Small steps make an Impact.
Please refer to the Proxy Statement for more information on consenting to receive electronic delivery in the future.

PROXY VOTING INSTRUCTIONS

Please have your 11 digit control number ready when voting by Internet or Telephone

INTERNET

Vote Your Proxy on the Internet:

Go to www.AALvote.com/PETS

Have your proxy card available when you access the above website. Follow the prompts to vote your shares.

TELEPHONE

Vote Your Proxy by Phone:

Call 1 (866) 804-9616

Use any touch-tone telephone to vote your proxy. Have your proxy card available when you call. Follow the voting instructions to vote your shares.

MAIL

Vote Your Proxy by Mail:

Mark, sign, and date your proxy card, then detach it, and return it in the postage-paid envelope provided.